As filed with the Securities and Exchange Commission on November 15, 2007

File No. 333-45431/811-08629

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 65	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 63	☒

HARTFORD SERIES FUND, INC.

(Exact Name of Registrant as Specified in Charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999

(Address of Principal Executive Offices)

Registrant’s Telephone Number including Area Code: (860) 843-9934

Edward P. Macdonald, Esquire

The Hartford Financial Services Group, Inc.

Life Law – Mutual Funds Unit

200 Hopmeadow Street

Simsbury, Connecticut 06089

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esquire

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, Massachusetts 02116-5021

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (Date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (Date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☒	on January 31, 2008 pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Hartford Global Equity HLS Fund

Class IA Shares

Prospectus

January 31, 2008

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

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CONTENTS		PAGE

Introduction.	Introduction

A summary of the fund’s goals, principal strategies, main risks, performance and fees.	Hartford Global Equity HLS Fund

Description of other investment	Investment strategies and investment matters
strategies and investment risks.	Terms used in this prospectus

Investment manager and management fee information.	Management of the fund

Further information on the fund.	Further information on the fund
Purchase and redemption of fund shares
Determination of net asset value
Dividends and distributions
Frequent purchases and redemptions of fund shares
Federal income taxes
Variable contract owner voting rights
Plan participant voting rights
Performance related information
Distributor, Custodian and Transfer Agent
Financial highlights
	For more information	back cover

INTRODUCTION

Hartford Global Equity HLS Fund (the “fund”) may serve as an underlying investment option for certain variable annuity and variable life insurance separate accounts, including separate accounts of Hartford Life Insurance Company and its affiliates (“Hartford Life”), Union Security Insurance Company (“Union Security”) (formerly Fortis Benefits Insurance Company) and Union Security Life Insurance Company of New York (“Union Security Life”) (formerly First Fortis Life Insurance Company), and certain qualified retirement plans. The fund may also serve as an underlying investment option for certain variable annuity and variable life insurance separate accounts of other insurance companies. The fund is part of Hartford HLS Funds (the “Hartford HLS Funds”), which is a family of mutual funds. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the fund as one of the investment options offered in the accompanying variable insurance contracts prospectus. In addition, participants in certain qualified retirement plans may choose the fund as an investment option under their plan.

The fund offers two classes of shares: Class IA shares offered in this prospectus and Class IB shares offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the “1940 Act”) and, therefore, have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees.

The fund is a diversified fund and an investment portfolio of Hartford Series Fund, Inc.

Information on the fund, including risk factors, can be found on the pages following this Introduction.

Hartford Life also sponsors a family of mutual funds known as The Hartford Mutual Funds, which are offered directly to the public (the “Retail Funds”). The Retail Funds are separate funds and should not be confused with the fund offered in this prospectus.

The investment manager to the fund is HL Investment Advisors, LLC (“HL Advisors”). The day-to-day portfolio management of the fund is provided by an investment sub-adviser, Wellington Management Company, LLP (“Wellington Management”). Information regarding HL Advisors and Wellington Management is included under “Management of the Fund” in this prospectus. An affiliate of HL Advisors acts as the investment adviser to a Retail Fund that has a name and investment objective and strategies substantially similar to those of the fund. The fund is not a duplicate of this Retail Fund and their performance will differ.

HARTFORD SERIES FUND, INC. HAS RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE THE SUB-ADVISER ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAM OF THE FUND WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER “THE INVESTMENT MANAGER.”

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the fund, be sure to read all risk disclosures carefully before investing.

HARTFORD GLOBAL EQUITY HLS FUND

INVESTMENT GOAL. The Hartford Global Equity HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund seeks to achieve its goal by investing primarily in equity securities of companies in a broad range of countries, industries and market capitalizations worldwide. The fund’s diversified portfolio of equity securities is constructed by allocating the fund’s assets across a variety of industries, and then selecting companies in each industry that are deemed to be attractive by members of Wellington Management’s team of global industry analysts. Wellington Management may favor certain industries at times based upon the relative attractiveness of stocks within those industries, macroeconomic factors, or the availability of stocks at attractive prices. The fund will typically seek to maintain some representation in each major industry represented in the MSCI All Country World Index. The MSCI All Country World Index is currently comprised of forty-eight countries.  The fund will invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that may be invested in each country. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

In analyzing a prospective investment, Wellington Management utilizes what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Because the fund invests in small, medium, and large companies, its performance may be more volatile than that of a fund that invests primarily in large companies. Stocks of small or mid-size companies may be more risky than stocks of large companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. If the fund invests in countries or regions that experience economic downturns, performance could suffer.

Wellington Management’s investment strategy will significantly influence the fund’s performance. If Wellington Management’s strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund’s success in achieving its goal is highly dependent on Wellington Management’s successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

SHAREHOLDER FEES	CLASS IA
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	Not applicable
Maximum deferred sales charge (load)	Not applicable
Exchange fees	None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund’s assets)
Management fees	0.95%
Distribution and service (12b-1) fees	None
Other expenses	0.10%
Total operating expenses	1.05%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES	CLASS IA
(with or without redemption)
Year 1	$107
Year 3	$334

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

Mark D. Mandel, CFA

•                             Senior Vice President and Director of Global Industry Research of Wellington Management

•                             Supervises and coordinates a team of global industry analysts that manage the fund and has served in this capacity for the fund since 2008 and for other clients of the firm for at least the past five years

•                             Joined Wellington Management as an investment professional in 1994

Cheryl M. Duckworth, CFA

•                             Senior Vice President and Director of Research Portfolios of Wellington Management

•                             Coordinates a team of global industry analysts that manage the fund and has served in this capacity for the fund since 2008 and for other clients of the firm for at least the past five years

•                             Joined Wellington Management as an investment professional in 1994

The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

Investment Risks Generally

Many factors affect the fund’s performance. There is no assurance that the fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the fund.

The different types of securities, investments, and investment techniques used by the fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock’s price (market risk), or the risk that the price of a particular issuer’s stock may decline due to its financial results (financial risk). The fund may invest in equity securities as part of its principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in the fund entails special additional risks.

Foreign Investments

The fund may invest in securities of foreign issuers and non-dollar securities as part of its principal investment strategy. Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of the fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there may be less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the fund, or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in Emerging Markets

The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets as a part of its principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are generally less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The fund may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

Small Capitalization Companies

The fund may invest in securities of small capitalization companies as a part of its principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

Use of Options, Futures and Other Derivatives

The fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices, but not as a part of its principal investment strategy. These techniques, which are secondary strategies to the fund’s primary strategy, permit the fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for the fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques may also be used to seek to manage risk by hedging the fund’s portfolio investments. Hedging techniques may not always be available to the fund, and it may not always be feasible for the fund to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, the fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to the fund or increase volatility in the fund’s performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e. they result in leverage). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

Use of Money Market Investments for Temporary Defensive Purposes

From time to time, as part of its principal investment strategy, the fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent the fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

Other Investment Companies

The fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts (“HOLDRs”), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the fund only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

The fund’s investments in investment companies may include various exchange-traded funds (“ETFs”), subject to the fund’s investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

•                             “SPDRs” (S&P’s Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index’s underlying investment portfolio, less any trust expenses.

•                             “Qubes” (QQQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

•                             “iShares,” which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indices.

•                             “HOLDRs” (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, the fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund’s investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by the fund can generate brokerage expenses.

Generally, the fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund’s total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund’s total assets would be invested in any one such investment company.

About the Fund’s Investment Goal

The fund’s investment goal (or objective) may be changed without approval of the shareholders of the fund. The fund may not be able to achieve its goal.

Consequences of Portfolio Trading Practices

The fund may have relatively high portfolio turnover.

The fund may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses and transaction costs for the fund, and therefore could adversely affect the fund’s performance. The fund is not managed to achieve a particular tax result for shareholders.

Terms Used in This Prospectus

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer’s or borrower’s economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Investment Policies

The fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name as set forth in the fund’s Principal Investment Strategy section. This requirement is applied at the time the fund invests its assets. If, subsequent to an investment by the fund, this requirement is no longer met, due to changes in the value or capitalization of portfolio assets, or otherwise, the fund’s future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. The fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the fund’s outstanding shares as defined in the 1940 Act. The name of the fund may be changed at any time by a vote of the fund’s board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by the fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

The fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the fund’s Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The fund will disclose its complete month-end portfolio holdings on the fund’s website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The fund also will disclose on the fund’s website no earlier than 15 days after the end of each month the fund’s largest ten holdings. A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available (i) in the fund’s SAI; and (ii) on the fund’s website.

MANAGEMENT OF THE FUND

The Investment Manager

HL Investment Advisors, LLC (“HL Advisors”) is the investment manager to the fund. As investment manager, HL Advisors is responsible for the management of the fund and supervises the activities of the investment sub-adviser described below. In addition, Hartford Life provides administrative services to the fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with $419.5 billion in assets under management as of September 30, 2007. HL Advisors had approximately $66.9 billion in assets under management as of September 30, 2007. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The fund relies on an exemptive order from the SEC under which it uses a “Manager of Managers” structure. HL Advisors has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits HL Advisors to appoint a new sub-adviser, not affiliated with HL Advisors, with the approval by the Board of Directors and without obtaining approval from those contract holders that participate in the fund. Within 90 days after hiring any new sub-adviser, affected contract holders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management Company, LLP (“Wellington Management”), a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109, is the sub-adviser to the fund. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of October 31, 2007, Wellington Management had investment management authority with respect to approximately $617 billion in assets.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the fund. The sub-adviser may cause the fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fee nor the sub-advisory fee are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the fund), although not all of these products and services are necessarily useful and of value in managing the fund specifically. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

Management Fee

The fund pays a monthly management fee to HL Advisors and an administration fee to Hartford Life (these management and administration fees are aggregated for purposes of presentation in the table below). These fees are based on a stated percentage of the fund’s average daily net asset value as follows:

Global Equity HLS Fund

Average Daily Net Assets	Annual Rate
First $500 Million	0.95%
Next $500 Million	0.90%
Amount over $1 Billion	0.85%

Because the fund had not commenced operations as of the date of this prospectus, no information is available regarding fees paid by the fund to HL Advisors or Hartford Life.

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment management and investment sub-advisory agreements will be available in the fund’s semi-annual report to shareholders covering the period ending June 30, 2008.

FURTHER INFORMATION ON THE FUND

Purchase and Redemption of Fund Shares

The fund may offer its shares to variable annuity and variable life insurance separate accounts of Hartford Life, Union Security or Union Security Life (the “Accounts”) as investment options for certain variable annuity contracts and variable life insurance contracts (“variable contracts”) issued through the Accounts. The fund may also offer its shares to certain qualified retirement plans (the “Plans”).

The fund offers two classes of shares: Class IA shares offered in this prospectus and Class IB shares offered pursuant to another prospectus. Both classes of shares represent an investment in the same fund but are subject to different expenses and have different prices and performance.

Most of the Accounts are registered with the SEC as investment companies. When shares of the fund are offered as an investment option for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of the fund are offered as an investment option for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the fund are sold by Hartford Securities Distribution Company, Inc. (the “Distributor”) in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares of the fund at net asset value without sales or redemption charges.

For each day on which the fund’s net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to the fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the fund at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although it would not normally do so, the fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purpose of making such payment at the same value as used in determining net asset value. The fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in the fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in the fund. To the extent that such classes of investors are invested in the fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The fund currently does not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, the fund’s Board of Directors will monitor the fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in the fund or substitute shares of another fund for the fund. This, in turn, could cause the fund to sell portfolio securities at a disadvantageous price.

Additional Compensation to Servicing Institutions and Other Persons (“Servicing Intermediaries”) for Subaccounting, Administrative and/or Shareholder Processing Services

In addition to Rule 12b-1 fees paid by the fund on Class IB shares, the transfer agent and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services (“Servicing Compensation”) based on a number of factors described below. This Servicing Compensation is not paid by you.

Servicing Compensation is generally based on average net assets of the fund attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the fund attributable to a particular Servicing Intermediary. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.

The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, the transfer agent accrued approximately $1,000,000 in total Servicing Compensation to Servicing Intermediaries and accruals of such Servicing Compensation did not exceed $300,000 for any Servicing Intermediary.

As of January 1, 2007, the transfer agent has entered into arrangements to pay Servicing Compensation to: ACS HR Solution, LLC; ADP Broker-Dealer, Inc.; Ameriprise Financial Services; Benefit Street, Inc.; Bisys Retirement Services, Inc.; CitiStreet, LLC; Federated Retirement Plan Services (Broker Dealer - Edgewood Services, Inc.); Fidelity Investment Institutional Operations Company, Inc.; GWFS Equities, Inc.; Hewitt Associates, LLC; ING Financial Services; JP Morgan Retirement Services; Lincoln Retirement Services Company, LLC; Mercer HR Services, LLC; Merrill Lynch, Pierce, Fenner, & Smith Incorporated; Mid-Atlantic Capital Corp.; Newport Retirement Services; Noble Consulting Services, Inc.; Ohio Public Employees Deferred Compensation Program; Preferred Pension Concepts, Inc.; Princeton Retirement Group; Princor Financial Services Corp; Reliance Trust Company; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc.; The 401(k) Company; The Charles Schwab Trust Company; The Retirement Plan Company; US Bank; Wachovia Bank, National Association; Wells Fargo Bank, N.A.; and Wilmington Trust Company. The transfer agent may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

Determination of Net Asset Value

The net asset value per share (NAV) is determined for the fund and each class of the fund’s shares as of the close of regular trading on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for the fund is determined by dividing the value of the fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

The fund generally uses market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, the fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which the fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. With respect to the valuation of securities principally traded on foreign markets, the fund uses a fair value pricing service approved by the fund’s Board, which employs quantitative models to adjust for “stale” prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of the fund’s shares is determined only on business days of the fund, the value of the portfolio securities of the fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

Debt securities (other than short-term obligations) held by the fund are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by the fund’s Board of Directors. Generally, the fund may use fair valuation in regards to debt securities when the fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Dividends and Distributions

Dividends and distributions may be declared by the fund’s Board of Directors from time to time. The current policy for the fund is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year.

Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

Frequent Purchases and Redemptions of Fund Shares

The fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of the fund’s shares by the fund’s shareholders can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders. In particular, frequent trading can (i) cause the fund’s portfolio managers to hold larger cash positions than desired instead of fully investing the fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute the fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market-timing investment strategies, you should not invest in the fund.

The fund is available for investment, directly or indirectly, through a variety of means, including: individual variable-annuity contracts and individual variable-life policies; group annuity contracts and corporate-owned life insurance (“COLI”) policies issued by Hartford Life Insurance Company and its affiliates (collectively “Hartford Life”); and IRS-qualified investment plans, such as employer-sponsored retirement plans. With the exception of participants in a relatively small number of qualified investment plans (representing a small percentage of the assets of the fund), individual investors do not participate directly in the fund through ownership of fund shares. Rather, the overwhelming majority of participants invest in separate accounts maintained by Hartford Life in connection with its variable annuity and life insurance products, which in turn invest in the fund. In all cases, exchange activity occurs on an omnibus basis, which limits the ability of the fund, itself, to monitor or restrict the trading practices of individual investors in a meaningful way. Hartford Life has the ability to monitor and restrict trading practices of individual investors in most, but not all, cases.

In addition to these limitations on the fund’s ability to monitor and restrict individual trading practices, the varied mechanisms for participation in the fund prevent the fund from establishing policies for market timing and abusive trading that are enforceable on equal terms with respect to all direct and indirect investors in the fund. Older versions of individual variable-annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. These contracts have not recently been sold by Hartford Life, but holders of these contracts remain invested in Hartford Life’s separate accounts, which in turn invest in the fund. Further, many of the existing plan documents and agreements with third-party administrators for omnibus accounts do not contain terms that would enable the fund, Hartford Life, or the plan sponsors to impose trading restrictions upon individual participants in those plans who may be deemed to be market timers or abusive traders. As a result, certain accounts may be more susceptible to frequent trading abuses by shareholders while other accounts may be less susceptible.

The Board of Directors of the fund has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The fund’s policy is to discourage investors from trading in the fund’s shares in an excessive manner that would be harmful to long-term investors by requiring Hartford Life to establish internal procedures that are reasonably designed to decrease the attractiveness of the fund to market timers and to impose reasonable restrictions on frequent purchases and redemptions of fund shares to the extent practicable. In addition, it is the fund’s policy to require the fund’s sub-adviser to establish internal procedures pursuant to which the portfolio managers are required to report to Hartford Life any cash flow activities in the fund that, in the reasonable judgment of the portfolio managers, are reasonably likely to affect adversely the management or performance of the fund. Once the portfolio managers report such activities to Hartford Life, Hartford Life will identify all investors who transferred in or out of the fund on the day or days identified by the portfolio managers. Hartford Life will then review the list to determine whether the transfer activity violates policies and procedures with respect to frequent purchase and redemption of fund shares. Where Hartford Life cannot directly restrict the practices of an investor, Hartford Life will work with the appropriate financial intermediary. The fund reserves the right, in its sole discretion, to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the request or previous excessive trading activity, but has no obligation to do so. No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities.

In addition to the procedure described above, Hartford Life has developed and employs procedures with respect to restrictions on trading that vary by the mechanism for participation in the fund. Such procedures generally restrict the number of transfers permitted during each valuation day and/or the number of transfers permitted during a year until transfers must be requested by U.S. mail or overnight delivery service. Because the number of transfers or type of restrictions or procedures may vary, individual contract/policy holders and plan participants may be subject to different procedures and any individual should not expect that other individuals are subject to the same procedures or restrictions. For a description of Hartford Life’s procedures applicable to you, please review the prospectus and other documentation associated with your product, policy or plan.

In addition to the products described above, certain qualified plans participate directly in the fund through omnibus accounts. The Board of the fund has adopted policies and procedures relating to excessive trading in shares of the fund through qualified plan omnibus accounts directly in the fund (the “Policy”). With respect to investors who invest directly in the fund through qualified plans omnibus accounts, it is the Policy of the fund to permit only two “substantive round trips” by an investor within the fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund’s sub-transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within the fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. Any transaction not initiated by a shareholder or their registered representative, or that are part of a systematic program, will be exempted from the Policy.

Because the fund’s sub-transfer agent, Hartford Administrative Services Company (“HASCO”), does not expect to receive individual shareholder level transaction data on a daily basis in qualified plans omnibus accounts, in the case of actual or suspected excessive trading through omnibus accounts maintained by financial intermediaries, HASCO shall attempt to obtain the cooperation of the intermediaries to identify excessive traders and to prevent or limit, to the fullest extent practicable, such excessive trading activity. Accordingly, the fund’s procedures with respect to omnibus accounts will be as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures for limiting exchange activity in a manner that serves the purposes of  the Policy as determined by the Frequent Trading Review Committee (comprised of the fund’s Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its policy in lieu of this Policy and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.

The Policy does not apply to investors participating in the fund through individual variable-annuity contracts, individual variable-life policies, group annuity contracts and corporate-owned life insurance policies issued by Hartford Life and its affiliates.

The use of fair value pricing can serve both to make the fund less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the fund’s shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in the fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The fund’s pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the fund’s defenses against harmful excessive trading in fund shares. For additional information concerning the fund’s fair-value procedures, please refer to “Determination of Net Asset Value” found earlier in the prospectus.

Federal Income Taxes

For federal income tax purposes, the fund is treated as a separate taxpayer. The fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code, as amended. By so qualifying, the fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in the fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the fund, see “Taxes” in the SAI.

Variable Contract Owner Voting Rights

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. Votes are counted on an aggregate basis for issues affecting Hartford Series Fund,

Inc. as a corporate entity, except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in a fund’s fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of the fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class of the fund. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

Plan Participant Voting Rights

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

Performance Related Information

The fund may advertise performance related information. Performance information about the fund is based on the fund’s past performance only and is no indication of future performance.

The fund may include its total return in advertisements or other sales material. When the fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The fund is offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the fund should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the fund’s performance information and will reduce an investor’s return under the insurance products or retirement plans.

Distributor, Custodian and Transfer Agent

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the fund.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of the fund’s assets.

Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the fund.

FINANCIAL HIGHLIGHTS

Because the fund had not commenced operations as of the date of this prospectus, no financial highlight information is available for the fund.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Hartford Global Equity HLS Fund:

Annual/Semiannual Report to Shareholders

Additional information about the fund will be contained in the financial statements and portfolio holdings in the fund’s annual and semiannual reports. In the fund’s annual report you will find a discussion of the market conditions and investment strategies that will have significantly affected the fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report. Because the fund had not commenced operations as of the date of this prospectus, the fund has not yet delivered an annual or semi-annual report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the fund.

A current SAI has been filed with the SEC and is incorporated by reference into (which means it is legally a part of) this prospectus.

The fund makes available this prospectus and its SAI free of charge on the fund’s website at www.hartfordinvestor.com. The fund will make available its annual and semi-annual reports free of charge on the fund’s website when such reports become available.

To request a free copy of the SAI or for other information about the fund, please contact the fund at:

By mail:

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

By phone:

1-800-862-6668

On the Internet:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

In person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet:

(on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

Hartford Series Fund, Inc.	811-08629

Hartford Global Equity HLS Fund

Class IB Shares

Prospectus

January 31, 2008

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

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CONTENTS		PAGE

Introduction.	Introduction

A summary of the fund’s goals, principal strategies, main risks, performance and fees.	Hartford Global Equity HLS Fund

Description of other investment	Investment strategies and investment matters
strategies and investment risks.	Terms used in this prospectus

Investment manager and management fee information.	Management of the fund

Further information on the fund.	Further information on the fund
Purchase and redemption of fund shares
Distribution Plan
Determination of net asset value
Dividends and distributions
Frequent purchases and redemptions of fund shares
Federal income taxes
Variable contract owner voting rights
Plan participant voting rights
Performance related information
Distributor, Custodian and Transfer Agent
Financial highlights
	For more information	back cover

INTRODUCTION

Hartford Global Equity HLS Fund (the “fund”) may serve as an underlying investment option for certain variable annuity and variable life insurance separate accounts, including separate accounts of Hartford Life Insurance Company and its affiliates (“Hartford Life”), Union Security Insurance Company (“Union Security”) (formerly Fortis Benefits Insurance Company) and Union Security Life Insurance Company of New York (“Union Security Life”) (formerly First Fortis Life Insurance Company), and certain qualified retirement plans. The fund may also serve as an underlying investment option for certain variable annuity and variable life insurance separate accounts of other insurance companies. The fund is part of Hartford HLS Funds (the “Hartford HLS Funds”), which is a family of mutual funds. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the fund as one of the investment options offered in the accompanying variable insurance contracts prospectus. In addition, participants in certain qualified retirement plans may choose the fund as an investment option under their plan.

The fund offers two classes of shares: Class IB shares offered in this prospectus and Class IA shares offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the “1940 Act”) and, therefore, have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees.

The fund is a diversified fund and an investment portfolio of Hartford Series Fund, Inc.

Information on the fund, including risk factors, can be found on the pages following this Introduction.

Hartford Life also sponsors a family of mutual funds known as The Hartford Mutual Funds, which are offered directly to the public (the “Retail Funds”). The Retail Funds are separate funds and should not be confused with the fund offered in this prospectus.

The investment manager to the fund is HL Investment Advisors, LLC (“HL Advisors”). The day-to-day portfolio management of the fund is provided by an investment sub-adviser, Wellington Management Company, LLP (“Wellington Management”). Information regarding HL Advisors and Wellington Management is included under “Management of the Fund” in this prospectus. An affiliate of HL Advisors acts as the investment adviser to a Retail Fund that has a name and investment objective and strategies substantially similar to those of the fund. The fund is not a duplicate of this Retail Fund and their performance will differ.

HARTFORD SERIES FUND, INC. HAS RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE THE SUB-ADVISER ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAM OF THE FUND WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER “THE INVESTMENT MANAGER.”

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the fund, be sure to read all risk disclosures carefully before investing.

HARTFORD GLOBAL EQUITY HLS FUND

INVESTMENT GOAL. The Hartford Global Equity HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund seeks to achieve its goal by investing primarily in equity securities of companies in a broad range of countries, industries and market capitalizations worldwide. The fund’s diversified portfolio of equity securities is constructed by allocating the fund’s assets across a variety of industries, and then selecting companies in each industry that are deemed to be attractive by members of Wellington Management’s team of global industry analysts. Wellington Management may favor certain industries at times based upon the relative attractiveness of stocks within those industries, macroeconomic factors, or the availability of stocks at attractive prices. The fund will typically seek to maintain some representation in each major industry represented in the MSCI All Country World Index. The MSCI All Country World Index is currently comprised of forty-eight countries.  The fund will invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that may be invested in each country. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

In analyzing a prospective investment, Wellington Management utilizes what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Because the fund invests in small, medium, and large companies, its performance may be more volatile than that of a fund that invests primarily in large companies. Stocks of small or mid-size companies may be more risky than stocks of large companies. These companies may be young and have more limited operating or business history. Because these businesses frequently  rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. If the fund invests in countries or regions that experience economic downturns, performance could suffer.

Wellington Management’s investment strategy will significantly influence the fund’s performance. If Wellington Management’s strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund’s success in achieving its goal is highly dependent on Wellington Management’s successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

SHAREHOLDER FEES	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	Not applicable
Maximum deferred sales charge (load)	Not applicable
Exchange fees	None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund’s assets)
Management fees	0.95%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.10%
Total operating expenses	1.30%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES	CLASS IB
(with or without redemption)
Year 1	$132
Year 3	$412

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

Mark D. Mandel, CFA

•                             Senior Vice President and Director of Global Industry Research of Wellington Management

•                             Supervises and coordinates a team of global industry analysts that manage the fund and has served in this capacity for the fund since 2008 and for other clients of the firm for at least the past five years

•                             Joined Wellington Management as an investment professional in 1994

Cheryl M. Duckworth, CFA

•                             Senior Vice President and Director of Research Portfolios of Wellington Management

•                             Coordinates a team of global industry analysts that manage the fund and has served in this capacity for the fund since 2008 and for other clients of the firm for at least the past five years

•                             Joined Wellington Management as an investment professional in 1994

The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

Investment Risks Generally

Many factors affect the fund’s performance. There is no assurance that the fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the fund.

The different types of securities, investments, and investment techniques used by the fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock’s price (market risk), or the risk that the price of a particular issuer’s stock may decline due to its financial results (financial risk). The fund may invest in equity securities as part of its principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in the fund entails special additional risks.

Foreign Investments

The fund may invest in securities of foreign issuers and non-dollar securities as part of its principal investment strategy. Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of the fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there may be less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the fund, or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in Emerging Markets

The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets as a part of its principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are generally less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The fund may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

Small Capitalization Companies

The fund may invest in securities of small capitalization companies as a part of its principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

Use of Options, Futures and Other Derivatives

The fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices, but not as a part of its principal investment strategy. These techniques, which are secondary strategies to the fund’s primary strategy, permit the fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for the fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques may also be used to seek to manage risk by hedging the fund’s portfolio investments. Hedging techniques may not always be available to the fund, and it may not always be feasible for the fund to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, the fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to the fund or increase volatility in the fund’s performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e. they result in leverage). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

Use of Money Market Investments for Temporary Defensive Purposes

From time to time, as part of its principal investment strategy, the fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent the fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

Other Investment Companies

The fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts (“HOLDRs”), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the fund only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

The fund’s investments in investment companies may include various exchange-traded funds (“ETFs”), subject to the fund’s investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

•                             “SPDRs” (S&P’s Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index’s underlying investment portfolio, less any trust expenses.

•                             “Qubes” (QQQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

•                             “iShares,” which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indices.

•                             “HOLDRs” (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, the fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund’s investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by the fund can generate brokerage expenses.

Generally, the fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund’s total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund’s total assets would be invested in any one such investment company.

About the Fund’s Investment Goal

The fund’s investment goal (or objective) may be changed without approval of the shareholders of the fund. The fund may not be able to achieve its goal.

Consequences of Portfolio Trading Practices

The fund may have relatively high portfolio turnover.

The fund may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses and transaction costs for the fund, and therefore could adversely affect the fund’s performance. The fund is not managed to achieve a particular tax result for shareholders.

Terms Used in This Prospectus

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer’s or borrower’s economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Investment Policies

The fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name as set forth in the fund’s Principal Investment Strategy section. This requirement is applied at the time the fund invests its assets. If, subsequent to an investment by the fund, this requirement is no longer met, due to changes in the value or capitalization of portfolio assets, or otherwise, the fund’s future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. The fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the fund’s outstanding shares as defined in the 1940 Act. The name of the fund may be changed at any time by a vote of the fund’s board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by the fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

The fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the fund’s Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The fund will disclose its complete month-end portfolio holdings on the fund’s website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The fund also will disclose on the fund’s website no earlier than 15 days after the end of each month the fund’s largest ten holdings. A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available (i) in the fund’s SAI; and (ii) on the fund’s website.

MANAGEMENT OF THE FUND

The Investment Manager

HL Investment Advisors, LLC (“HL Advisors”) is the investment manager to the fund. As investment manager, HL Advisors is responsible for the management of the fund and supervises the activities of the investment sub-adviser described below. In addition, Hartford Life provides administrative services to the fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with $419.5 billion in assets under management as of September 30, 2007. HL Advisors had approximately $66.9 billion in assets under management as of September 30, 2007. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The fund relies on an exemptive order from the SEC under which it uses a “Manager of Managers” structure. HL Advisors has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits HL Advisors to appoint a new sub-adviser, not affiliated with HL Advisors, with the approval by the Board of Directors and without obtaining approval from those contract holders that participate in the fund. Within 90 days after hiring any new sub-adviser, affected contract holders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management Company, LLP (“Wellington Management”), a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109, is the sub-adviser to the fund. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of October 31, 2007, Wellington Management had investment management authority with respect to approximately $617 billion in assets.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the fund. The sub-adviser may cause the fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fee nor the sub-advisory fee are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the fund), although not all of these products and services are necessarily useful and of value in managing the fund specifically. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

Management Fee

The fund pays a monthly management fee to HL Advisors and an administration fee to Hartford Life (these management and administration fees are aggregated for purposes of presentation in the table below). These fees are based on a stated percentage of the fund’s average daily net asset value as follows:

Global Equity HLS Fund

Average Daily Net Assets	Annual Rate
First $500 Million	0.95%
Next $500 Million	0.90%
Amount over $1 Billion	0.85%

Because the fund had not commenced operations as of the date of this prospectus, no information is available regarding fees paid by the fund to HL Advisors or Hartford Life.

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment management and investment sub-advisory agreements will be available in the fund’s semi-annual report to shareholders covering the period ending June 30, 2008.

FURTHER INFORMATION ON THE FUND

Purchase and Redemption of Fund Shares

The fund may offer its shares to variable annuity and variable life insurance separate accounts of Hartford Life, Union Security or Union Security Life (the “Accounts”) as investment options for certain variable annuity contracts and variable life insurance contracts (“variable contracts”) issued through the Accounts. The fund may also offer its shares to certain qualified retirement plans (the “Plans”).

The fund offers two classes of shares: Class IB shares offered in this prospectus and Class IA shares offered pursuant to another prospectus. Both classes of shares represent an investment in the same fund but are subject to different expenses and have different prices and performance.

Most of the Accounts are registered with the SEC as investment companies. When shares of the fund are offered as an investment option for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of the fund are offered as an investment option for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the fund are sold by Hartford Securities Distribution Company, Inc. (the “Distributor”) in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IB shares of the fund at net asset value without sales or redemption charges.

For each day on which the fund’s net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to the fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the fund at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although it would not normally do so, the fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purpose of making such payment at the same value as used in determining net asset value. The fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in the fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in the fund. To the extent that such classes of investors are invested in the fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The fund currently does not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, the fund’s Board of Directors will monitor the fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in the fund or substitute shares of another fund for the fund. This, in turn, could cause the fund to sell portfolio securities at a disadvantageous price.

Additional Compensation to Servicing Institutions and Other Persons (“Servicing Intermediaries”) for Subaccounting, Administrative and/or Shareholder Processing Services

In addition to Rule 12b-1 fees paid by the fund on Class IB shares, the transfer agent and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services (“Servicing Compensation”) based on a number of factors described below. This Servicing Compensation is not paid by you.

Servicing Compensation is generally based on average net assets of the fund attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the fund attributable to a particular Servicing Intermediary. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.

The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, the transfer agent accrued approximately $1,000,000 in total Servicing Compensation to Servicing Intermediaries and accruals of such Servicing Compensation did not exceed $300,000 for any Servicing Intermediary.

As of January 1, 2007, the transfer agent has entered into arrangements to pay Servicing Compensation to: ACS HR Solution, LLC; ADP Broker-Dealer, Inc.; Ameriprise Financial Services; Benefit Street, Inc.; Bisys Retirement Services, Inc.; CitiStreet, LLC; Federated Retirement Plan Services (Broker Dealer - Edgewood Services, Inc.); Fidelity Investment Institutional Operations Company, Inc.; GWFS Equities, Inc.; Hewitt Associates, LLC; ING Financial Services; JP Morgan Retirement Services; Lincoln Retirement Services Company, LLC; Mercer HR Services, LLC; Merrill Lynch, Pierce, Fenner, & Smith Incorporated; Mid-Atlantic Capital Corp.; Newport Retirement Services; Noble Consulting Services, Inc.; Ohio Public Employees Deferred Compensation Program; Preferred Pension Concepts, Inc.; Princeton Retirement Group; Princor Financial Services Corp; Reliance Trust Company; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc.; The 401(k) Company; The Charles Schwab Trust Company; The Retirement Plan Company; US Bank; Wachovia Bank, National Association; Wells Fargo Bank, N.A.; and Wilmington Trust Company. The transfer agent may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

Distribution Plan

The fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for its Class IB shares. Pursuant to the Distribution Plan, the fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares. A portion of the amount received by the Distributor may be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use the amount received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Distribution Plan provides that the fund may pay annually up to 0.25% of the average daily net assets of the fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, the fund is authorized to make monthly payments to the Distributor which may be used to pay or reimburse entities, including insurance company affiliates of HL Advisors, providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

The Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the fund with respect to Class IB shares regardless of the level of expenditures by the Distributor. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) compensation to and expenses, including overhead and telephone expenses, of employees of the distributor engaged in the distribution of the Class IB shares of the fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable contracts investing indirectly in Class IB shares of the fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of variable contracts investing indirectly in Class IB shares of the fund; (d) expenses relating to the development, preparation, printing, and mailing of fund advertisements, sales literature, and other promotional materials describing and/or relating to the Class IB shares of the fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class IB shares of the fund; (f) expenses of obtaining information and providing explanations to variable contract owners regarding fund investment objectives and policies and other information about the fund, including performance; (g) expenses of training sales personnel regarding the Class IB shares of the fund; (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts to the Class IB shares of the fund; (i) expenses of personal services and/or maintenance of variable contract accounts with respect to Class IB shares of the fund attributable to such accounts; and (j) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.

The Distribution Plan was adopted by a majority vote of the fund’s board of directors, including at least a majority of directors who are not interested persons of the fund as defined in the 1940 Act. The Distribution Plan may be terminated at any time by vote of the majority of the directors who are not interested persons of the fund. The Distribution Plan will automatically terminate in the event of its assignment.

The distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the fund’s shares and/or for the servicing of those shares.

Rule 12b-1 fees have the effect of increasing operating expenses of the fund. Because the fees paid by the fund under the Distribution Plan are paid out of the fund’s assets on an on-going basis, over time these fees will increase the cost of a variable contract owner’s or plan participant’s investment and may cost more than alternative types of charges for the same distribution and investor services.

Determination of Net Asset Value

The net asset value per share (NAV) is determined for the fund and each class of the fund’s shares as of the close of regular trading on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for the fund is determined by dividing the value of the fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

The fund generally uses market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, the fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which the fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. With respect to the valuation of securities principally traded on foreign markets, the fund uses a fair value pricing service approved by the fund’s Board, which employs quantitative models to adjust for “stale” prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of the fund’s shares is determined only on business days of the fund, the value of the portfolio securities of the fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

Debt securities (other than short-term obligations) held by the fund are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by the fund’s Board of Directors. Generally, the fund may use fair valuation in regards to debt securities when the fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Dividends and Distributions

Dividends and distributions may be declared by the fund’s Board of Directors from time to time. The current policy for the fund is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year.

Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

Frequent Purchases and Redemptions of Fund Shares

The fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of the fund’s shares by the fund’s shareholders can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders. In particular, frequent trading can (i) cause the fund’s portfolio managers to hold larger cash positions than desired instead of fully investing the fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks)

or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute the fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market-timing investment strategies, you should not invest in the fund.

The fund is available for investment, directly or indirectly, through a variety of means, including: individual variable-annuity contracts and individual variable-life policies; group annuity contracts and corporate-owned life insurance (“COLI”) policies issued by Hartford Life Insurance Company and its affiliates (collectively “Hartford Life”); and IRS-qualified investment plans, such as employer-sponsored retirement plans. With the exception of participants in a relatively small number of qualified investment plans (representing a small percentage of the assets of the fund), individual investors do not participate directly in the fund through ownership of fund shares. Rather, the overwhelming majority of participants invest in separate accounts maintained by Hartford Life in connection with its variable annuity and life insurance products, which in turn invest in the fund. In all cases, exchange activity occurs on an omnibus basis, which limits the ability of the fund, itself, to monitor or restrict the trading practices of individual investors in a meaningful way. Hartford Life has the ability to monitor and restrict trading practices of individual investors in most, but not all, cases.

In addition to these limitations on the fund’s ability to monitor and restrict individual trading practices, the varied mechanisms for participation in the fund prevent the fund from establishing policies for market timing and abusive trading that are enforceable on equal terms with respect to all direct and indirect investors in the fund. Older versions of individual variable-annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. These contracts have not recently been sold by Hartford Life, but holders of these contracts remain invested in Hartford Life’s separate accounts, which in turn invest in the fund. Further, many of the existing plan documents and agreements with third-party administrators for omnibus accounts do not contain terms that would enable the fund, Hartford Life, or the plan sponsors to impose trading restrictions upon individual participants in those plans who may be deemed to be market timers or abusive traders. As a result, certain accounts may be more susceptible to frequent trading abuses by shareholders while other accounts may be less susceptible.

The Board of Directors of the fund has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The fund’s policy is to discourage investors from trading in the fund’s shares in an excessive manner that would be harmful to long-term investors by requiring Hartford Life to establish internal procedures that are reasonably designed to decrease the attractiveness of the fund to market timers and to impose reasonable restrictions on frequent purchases and redemptions of fund shares to the extent practicable. In addition, it is the fund’s policy to require the fund’s sub-adviser to establish internal procedures pursuant to which the portfolio managers are required to report to Hartford Life any cash flow activities in the fund that, in the reasonable judgment of the portfolio managers, are reasonably likely to affect adversely the management or performance of the fund. Once the portfolio managers report such activities to Hartford Life, Hartford Life will identify all investors who transferred in or out of the fund on the day or days identified by the portfolio managers. Hartford Life will then review the list to determine whether the transfer activity violates policies and procedures with respect to frequent purchase and redemption of fund shares. Where Hartford Life cannot directly restrict the practices of an investor, Hartford Life will work with the appropriate financial intermediary. The fund reserves the right, in its sole discretion, to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the request or previous excessive trading activity, but has no obligation to do so. No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities.

In addition to the procedure described above, Hartford Life has developed and employs procedures with respect to restrictions on trading that vary by the mechanism for participation in the fund. Such procedures generally restrict the number of transfers permitted during each valuation day and/or the number of transfers permitted during a year until transfers must be requested by U.S. mail or overnight delivery service. Because the number of transfers or type of restrictions or procedures may vary, individual contract/policy holders and plan participants may be subject to different procedures and any individual should not expect that other individuals are subject to the same procedures or restrictions. For a description of Hartford Life’s procedures applicable to you, please review the prospectus and other documentation associated with your product, policy or plan.

In addition to the products described above, certain qualified plans participate directly in the fund through omnibus accounts. The Board of the fund has adopted policies and procedures relating to excessive trading in shares of the fund through qualified plan omnibus accounts directly in the fund (the “Policy”). With respect to investors who invest directly in the fund through qualified plans omnibus accounts, it is the Policy of the fund to permit only two “substantive round trips” by an investor within the fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund’s sub-transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within the fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. Any transaction not initiated by a shareholder or their registered representative, or that are part of a systematic program, will be exempted from the Policy.

Because the fund’s sub-transfer agent, Hartford Administrative Services Company (“HASCO”), does not expect to receive individual shareholder level transaction data on a daily basis in qualified plans omnibus accounts, in the case of actual or suspected excessive trading through omnibus accounts maintained by financial intermediaries, HASCO shall attempt to obtain the cooperation of the intermediaries to identify excessive traders and to prevent or limit, to the fullest extent practicable, such excessive trading activity. Accordingly, the fund’s procedures with respect to omnibus accounts will be as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures for limiting exchange activity in a manner that serves the purposes of  the Policy as determined by the Frequent Trading Review Committee (comprised of the fund’s Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its policy in lieu of this Policy and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.

The Policy does not apply to investors participating in the fund through individual variable-annuity contracts, individual variable-life policies, group annuity contracts and corporate-owned life insurance policies issued by Hartford Life and its affiliates.

The use of fair value pricing can serve both to make the fund less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the fund’s shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in the fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The fund’s pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the fund’s defenses against harmful excessive trading in fund shares. For additional information concerning the fund’s fair-value procedures, please refer to “Determination of Net Asset Value” found earlier in the prospectus.

Federal Income Taxes

For federal income tax purposes, the fund is treated as a separate taxpayer. The fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code, as amended. By so qualifying, the fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in the fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the fund, see “Taxes” in the SAI.

Variable Contract Owner Voting Rights

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. Votes are counted on an aggregate basis for issues affecting Hartford Series Fund, Inc. as a corporate entity, except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in a fund’s fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of the fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class of the fund. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

Plan Participant Voting Rights

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

Performance Related Information

The fund may advertise performance related information. Performance information about the fund is based on the fund’s past performance only and is no indication of future performance.

The fund may include its total return in advertisements or other sales material. When the fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The fund is offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the fund should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the fund’s performance information and will reduce an investor’s return under the insurance products or retirement plans.

Distributor, Custodian and Transfer Agent

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the fund.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of the fund’s assets.

Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the fund.

FINANCIAL HIGHLIGHTS

Because the fund had not commenced operations as of the date of this prospectus, no financial highlight information is available for the fund.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Hartford Global Equity HLS Fund:

Annual/Semiannual Report to Shareholders

Additional information about the fund will be contained in the financial statements and portfolio holdings in the fund’s annual and semiannual reports. In the fund’s annual report you will find a discussion of the market conditions and investment strategies that will have significantly affected the fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report. Because the fund had not commenced operations as of the date of this prospectus, the fund has not yet delivered an annual or semi-annual report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the fund.

A current SAI has been filed with the SEC and is incorporated by reference into (which means it is legally a part of) this prospectus.

The fund makes available this prospectus and its SAI free of charge on the fund’s website at www.hartfordinvestor.com. The fund will make available its annual and semi-annual reports free of charge on the fund’s website when such reports become available.

To request a free copy of the SAI or for other information about the fund, please contact the fund at:

By mail:

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

By phone:

1-800-862-6668

On the Internet:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

In person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-551-8090.

By mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet:

(on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC File Number:

Hartford Series Fund, Inc.	811-08629

PART B

STATEMENT OF ADDITIONAL INFORMATION

HARTFORD GLOBAL EQUITY HLS FUND

a series of

HARTFORD SERIES FUND, INC.

CLASS IA and CLASS IB SHARES

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the prospectus for the Fund. A free copy of the prospectus is available upon request by writing to:  Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085, by calling 1-800-862-6668, or on the Fund’s website at www.hartfordinvestor.com.

Date of Prospectuses:  January 31, 2008

Date of Statement of Additional Information:  January 31, 2008

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

TABLE OF CONTENTS	PAGE

GENERAL INFORMATION

INVESTMENT OBJECTIVES AND POLICIES

FUND MANAGEMENT

INVESTMENT MANAGEMENT ARRANGEMENTS

PORTFOLIO MANAGERS

PORTFOLIO TRANSACTIONS AND BROKERAGE

FUND EXPENSES

FUND ADMINISTRATION

DISTRIBUTION ARRANGEMENTS

PURCHASE AND REDEMPTION OF SHARES

SUSPENSION OF REDEMPTIONS

DETERMINATION OF NET ASSET VALUE

OWNERSHIP AND CAPITALIZATION OF THE FUND

TAXES

CUSTODIAN

TRANSFER AGENT

DISTRIBUTOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OTHER INFORMATION

CODE OF ETHICS

PROXY VOTING POLICIES AND PROCEDURES

FINANCIAL STATEMENTS

APPENDIX

A-1

GENERAL INFORMATION

This SAI relates to the Hartford Global Equity HLS Fund (the “Fund”), which may serve as the underlying investment vehicle for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company and other insurance companies, and for certain qualified retirement plans. The Fund offers two classes of shares:  Class IA and Class IB. HL Investment Advisors, LLC (“HL Advisors”) is the investment manager and Hartford Life Insurance Company (“Hartford Life”) provides administrative services to the Fund. HL Advisors and Hartford Life are indirect wholly-owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with $419.5 billion in assets under management as of September 30, 2007. In addition, Wellington Management Company, LLP (“Wellington Management”) is the sub-adviser to the Fund and provides the day-to-day investment management of the Fund. The Hartford also sponsors a family of mutual funds that is offered directly to the public. Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned subsidiary of The Hartford, is the investment manager and principal underwriter to that fund family.

The Fund is an investment portfolio (series) of Hartford Series Fund, Inc., a Maryland corporation (the “Company”) registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Hartford Series Fund, Inc. issues a separate series of shares of common stock for each HLS Fund that is a series of Hartford Series Fund, Inc., representing a fractional undivided interest in such HLS Fund. Each such series of shares is subdivided into two classes: Class IA and IB.

The Fund is a diversified fund.

The board of directors may reclassify authorized shares to increase or decrease the allocation of shares in the Fund. The board of directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares of the Fund or to classify and reclassify existing and new funds into one or more classes.

The Hartford Global Equity HLS Fund commenced operations on January 31, 2008.

INVESTMENT OBJECTIVES AND POLICIES

Percentage limitations on investments described in this SAI or in any prospectus will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed below as fundamental or to the extent designated as such in any prospectus, the other investment policies described in this SAI or in any prospectus are not fundamental and may be changed without shareholder approval.

1.                                                                                       FUNDAMENTAL RESTRICTIONS OF THE FUND

The Fund has adopted the following fundamental investment restrictions, which may not be changed without approval of a majority of the Fund’s outstanding voting securities. Under the Investment Company Act of 1940, as amended (the “1940 Act”), and as used in the prospectuses and this SAI, a “majority of the outstanding voting securities” means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of the Fund (or a class of the outstanding shares of the Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or of the class) are present in person or by proxy, or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

The investment objective and principal investment strategies of the Fund are set forth in its prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to the Fund followed by certain non-fundamental restrictions and policies applicable to the Fund.

1.                                       The Fund will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

2.                                       The Fund will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry.

3.                                       The Fund will not make loans, except to the extent consistent with the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

4.                                       The Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

5.                                       The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

6.                                       The Fund will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

The investment objective of the Fund is non-fundamental and may be changed without a shareholder vote.

B.                                   NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

The following restrictions are designated as non-fundamental and may be changed by the board of directors without the approval of shareholders.

The Fund may not:

1.                                       Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements, reverse repurchase agreements, swap agreements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.

2.                                       Purchase any securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

3.                                       Purchase securities while outstanding borrowings exceed 5% of the Fund’s total assets, except for borrowings for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, or other investments or transactions described in the Fund’s registration statement are not deemed to be borrowings for purposes of this restriction.

4.                                       Sell securities short except for short sales against the box.

5.                                       Invest more than 15% of the Fund’s net assets in illiquid securities.

6.                                       Enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of the Fund’s total assets.

C.                                   NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUND

The Fund must:

1.                                       Maintain its assets so that, at the close of each quarter of its taxable year,

(a)                                  at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans) limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund’s total assets and 10 percent of the outstanding voting securities of such issuer, and

(b)                                 no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the board of directors to the extent appropriate in light of changes to applicable tax law requirements.

2.                                       Maintain its assets so that it is adequately diversified within the meaning of Section 817(h) of the Internal Revenue Code and regulations thereunder. Generally, this means that at the close of each calendar quarter, or within 30 days thereafter,

(a)                                  no more than 55% of the value of the assets in the Fund is represented by any one investment,

(b)                                 no more than 70% of the value of the assets in the Fund is represented by any two investments,

(c)                                  no more than 80% of the value of the assets in the Fund is represented by any three investments, and

(d)                                 no more than 90% of the value of the total assets of the Fund is represented by any four investments. In determining whether the diversification standards are met, each U.S. Government agency or instrumentality shall be treated as a separate issuer.

D.                                  CLASSIFICATION

The Fund has elected to be classified as a diversified series of an open-end management investment company. As a diversified fund, at least 75% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund’s assets nor more than 10% of the outstanding voting securities of such issuer. The Fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders.

E.                                    MISCELLANEOUS INVESTMENT STRATEGIES AND RISKS

The investment objective and principal investment strategies for the Fund are discussed in the Fund’s prospectuses. A further description of certain investment strategies used by the Fund is set forth below. The percentage limits described in the sections below are based on market value and are determined as of the time securities are purchased.

Certain descriptions in the prospectuses of the Fund and in this SAI of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that the Fund’s sub-adviser, in its discretion, might, but is not required to, use in managing the Fund’s portfolio assets in accordance with the Fund’s investment objective, policies, and restrictions. It is possible that certain types of financial instruments or techniques may not be available, permissible, or effective for their intended purposes in all markets.

New Fund Risks  The Fund is a new fund, with no operating history, which may result in additional risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Money Market Instruments and Temporary Investment Strategies  From time to time, as part of its principal investment strategy, the Fund may invest some or all of its assets in cash or high quality money market securities to invest daily in cash balances or for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent the Fund is in a defensive position, the Fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

Money market instruments include, but are not limited to:  (1) banker’s acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements. The Fund may also invest in the Hartford Money Market HLS Fund, an affiliated money market fund which invests in such money market instruments, as permitted by regulations adopted under the 1940 Act.

Repurchase Agreements  A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by the Fund to the seller. The resale price by the Fund would be in excess of the purchase price, reflecting an agreed upon market interest rate.

The Fund is permitted to enter into fully collateralized repurchase agreements. The Company’s board of directors has delegated to the sub-adviser the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Fund will engage in repurchase agreements.

The sub-adviser will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In the event the seller commences bankruptcy proceedings, a court may characterize the transaction as a loan. If the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.

Reverse Repurchase Agreements  The Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which the Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by the Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, increases the possibility of fluctuation in the Fund’s net asset value.

Inflation-Protected Debt Securities  The Fund may invest in inflation-protected debt securities. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original security principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities, even during a period of deflation. However, the current market value of the securities is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Debt Securities  The Fund is permitted to invest in debt securities including, among others: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations (“CMO’s”); (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (6) commercial mortgage-backed securities.

Investment Grade Debt Securities  The Fund is permitted to invest in debt securities rated within the four highest rating categories (e.g., “Aaa”, “Aa”, “A” or “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or “AAA”, “AA”, “A” or “BBB” by Standard and Poor’s Corporation (“S&P”)) (or, if unrated, securities of comparable quality as determined by the sub-adviser). These securities are generally referred to as “investment grade securities.” Each rating category has within it different gradations or sub-categories. If the Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., “Baa”

by Moody’s and “BBB” by S&P), and unrated securities of comparable quality (as determined by the sub-adviser) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics. To the extent that the Fund invests in higher-grade securities, the Fund may not be able to avail itself of opportunities for higher income which may be available at lower grades.

High Yield-High Risk Debt Securities and Bank Loans  Any security or loan rated “Ba” by Moody’s or “BB” by S&P or lower, or securities or loans which, if unrated, are determined by the sub-adviser to be of comparable quality, are below investment grade.

Securities and bank loans rated below investment grade are commonly referred to as “high yield-high risk debt securities”, “junk bonds” “or leveraged loans” as the case may be. Each rating category has within it different gradations or sub-categories. For instance the “Ba” rating for Moody’s includes “Ba3,” “Ba2” and “Ba1.” Likewise the S&P rating category of “BB” includes “BB+,” “BB” and “BB-.” If the Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Descriptions of the debt securities and bank loans ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI. These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income, and may be less liquid than securities and bank loans in higher rating categories. Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative. These securities and bank loans are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities and bank loans held by the Fund with a commensurate effect on the value of the Fund’s shares. If a security or bank loan is downgraded to a rating category which does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

Mortgage-Related Securities  The mortgage-related securities in which the Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations. The Fund may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of the Fund’s shares.

The value of these securities may be significantly affected by interest rates, the market’s perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk and the risk that the underlying loans may not be repaid. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the

Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

The mortgage securities in which the Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., the Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of “locking in” long-term interest rates.

Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-related securities are referred to herein as “CMOs.” Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only (“IO”) and principal-only (“PO”) classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

Asset-Backed Securities  The Fund may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. Not all asset-backed securities have the benefit of a security interest in the underlying asset. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed, thereby reducing the balance due. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Structured Notes  The Fund may invest up to 5% of its total assets in structured notes. The values of the structured notes in which the Fund will invest are linked to equity securities or equity indices (“reference instruments”). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

Equity Securities  Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The Fund may invest in all types of equity securities and may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

Initial Public Offerings  The prices of securities purchased in initial public offerings (“IPOs”) can be very volatile. The effect of IPOs on the Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. As the Fund’s asset base increases, IPOs often have a diminished effect on the Fund’s performance.

Small Capitalization Securities  The  Fund may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. Small capitalization securities may be more likely to be offered in initial public offerings. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.

Foreign Issuers and Borrowers and Non-Dollar Securities and Loans  Foreign issuers and borrowers include (1) companies organized outside the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer’s or borrower’s economic fortunes and risks are primarily linked with U.S. markets. Non-dollar securities and loans are securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

The Fund is permitted to invest a portion of its assets in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on foreign securities exchanges and are denominated in foreign currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in foreign securities. When selecting securities of foreign issuers and non-dollar securities, the sub-adviser will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

The Fund may invest in debt exchangeable for common stock, debt, currency or equity-linked notes and similar linked securities (e.g., zero-strike warrants) (“LNs”), which are derivative securities typically issued by a financial institution or special purpose entity the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. Moreover, LNs are subject to counterparty risk, which is the risk that the company issuing an LN may fail to pay the full amount due at maturity or redemption. The Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

The Fund may invest all of its assets in the securities of foreign issuers and non-dollar securities.

Under normal market conditions, the Fund will invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that may be invested in each country.

Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers and borrowers. Less information may be available about foreign issuers and borrowers compared with U.S. issuers and borrowers. For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers. In addition, the values of non-dollar securities and loans are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in government administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

Investing in foreign government debt securities and loans exposes the Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic, social and political conditions within the relevant country. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the IMF, the World Bank and other international agencies.

The Fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

Foreign securities are subject to other additional risks. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign loans and securities may involve currency risks, difficulty in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign borrowers or issuers in countries with developed securities markets and more advanced regulatory systems. The value of foreign loans and securities is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign loans and securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also can be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations.

Some loans and securities may be issued by companies organized outside the U.S. but are traded in U.S. markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other loans and securities are not traded in the U.S. but are denominated in U.S. dollars. These loans and securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities or loans traded in U.S. securities or loan markets.

Currency Transactions  The Fund may engage in currency transactions to hedge, directly or indirectly, the value of portfolio securities denominated in particular currencies against fluctuations in relative value and for other investment purposes. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter (“OTC”) currency futures contracts and options thereon and exchange listed and OTC options on currencies.

Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See “Swap Agreements” below.

The use of currency transactions to protect the value of the Fund’s assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund’s underlying securities. Further, the Fund may enter into currency transactions only with counterparties that the sub-adviser deems to be creditworthy.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purpose.

A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency value between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of the foreign currency involved in an underlying securities transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by the Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the sub-adviser.

The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pounds’ value. Such a hedge, sometimes referred to as a “position hedge,” would tend to off-set both positive and negative currency fluctuations, but would not off-set changes in security values caused by other factors. The

Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in the currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on the sub-adviser’s skill in analyzing currency value. Currency management strategies may substantially change the Fund’s investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the sub-adviser anticipates. For example, if a currency’s value rose at a time when the sub-adviser had hedged the Fund by selling that currency in exchange for dollars, the Fund would not participate in the currency’s appreciation. If the sub-adviser hedges currency exposure through proxy hedges, the Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the sub-adviser increases the Fund’s exposure to a foreign currency and that currency’s value declines, the Fund will realize a loss. There is no assurance that the sub-adviser’s use of currency management strategies will be advantageous to the Fund or that it will hedge at appropriate times.

The Fund may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates and for other investment purposes. See “Options and Futures Contracts” below for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

Options and Futures Contracts  In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Fund, for cash flow management, and for other investment purposes, the Fund may employ certain hedging, return enhancement and risk management techniques, including the purchase and sale of options contracts, futures contracts and options on futures contracts, any of which may involve equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices or instruments. The Fund may also invest in futures contracts and options thereon with respect to interest rates and may enter into options on swap agreements. The Fund’s ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

The Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

The Fund may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange fluctuations on non-dollar securities it holds or intends to purchase. For example, if the Fund enters into a contract to purchase non-dollar securities, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on the appropriate currency. Similarly, if the Fund held non-dollar securities and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities. The Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices or instruments.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or designate on its books liquid assets equivalent to the amount, if any, by which the put is “in the money.”

The Fund may write or purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

The Fund may only write covered options. See “Asset Coverage” below.

A futures contract is an agreement between two parties to buy and sell a security or financial instrument for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or financial instrument. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

The Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities, interest rates, and indices of prices of equity and debt securities and other financial indices or instruments.

The Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, the Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund’s non-dollar securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-dollar security, the Fund may purchase a foreign currency futures contract to hedge or partially hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-dollar security.

The Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire. Futures contracts on individual securities are regulated as both securities and as futures contracts, and are subject to higher margin requirements than other kinds of futures contracts. Because these contracts relate to the securities of a single issuer, they can be expected to be subject to greater price volatility than futures contracts that relate to a diversified group of securities represented in an aggregate or an index. The volume, breadth, efficiency and other attributes may be limited. The Fund’s use of these kinds of futures contracts will depend to a large degree on how this market develops.

The Fund may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-dollar security of the same currency.

The Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-dollar securities. The Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-dollar securities and in circumstances consistent with the Fund’s investment objectives and policies.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or designate on its books liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

The Company, on behalf of the Fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operation. Accordingly, the Fund is not subject to registration or regulation as a CPO.

Although the Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under “Currency Transactions”) would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of the sub-adviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets; (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect the Fund’s ability to establish or close out a position; (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of the Fund’s assets to cover its obligations; and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify as a “regulated investment company” for tax purposes. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, the Fund may have been in a better position had it not used such a strategy.

Swap Agreements  The Fund may purchase or sell derivative instruments (which derive their value from another instrument, security or loan, index or currency) to enhance return, to hedge against fluctuations in securities or loans prices, interest rates or currency exchange rates, to change the duration of obligations held by the Fund, or as a substitute for the purchase or sale of loans, securities or currencies. The Fund may enter into currency swaps, interest rate swaps, swaps on specific securities or indices, and other types of swap agreements such as caps, collars, floors, and credit derivatives and options thereon. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

The Fund may enter into event linked swaps, including credit default swaps. The credit default swap market allows the Fund to manage credit risk through buying and selling credit protection on a specific name, an index, or a basket of names. The transactions are documented through swap documents. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events. The Fund will generally not buy protection on issuers that are not currently held by the Fund, however, the Fund may engage in credit default swap trades on single names, indices and baskets to manage asset class exposure and to capitalize on spread differentials in instances where there is not complete overlap between the Fund’s holdings or exposure and the reference entities in the credit default swap. Also see “Other Derivatives and Structured Investments” below.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund’s exposure to rising interest rates. Another example would be for the Fund to exchange interest payments for inflation-linked payments. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.

The Fund usually enters into swaps on a net basis. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If the Fund enters into a swap on other than a net basis, the Fund will designate the full amount of the Fund’s obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the sub-adviser to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more customized in nature and accordingly, are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into swaps or to purchase interest rate caps, collars or floors at prices or on terms the sub-adviser believes are advantageous to the Fund. In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that the Fund will be able to terminate a swap or to sell or offset interest rate caps, collars or floors that it has purchased. Swaps, caps, collars and floors are considered by the SEC to be illiquid.

The Fund may use interest rate swaps for risk management purposes, but not as a speculative investment. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund’s portfolio securities and depends on the sub-adviser’s ability to predict correctly the direction and degree of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the sub-adviser’s judgment about the direction or extent of the movement in interest rates is incorrect, the Fund’s overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

The Fund may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities and loans prices, interest rates, indices or currency exchange rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities and loans subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, the Fund may lose the entire premium paid for purchased options that expire before they can be profitably exercised. The Fund incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

Illiquid Investments  The Fund is permitted to invest in illiquid securities or other illiquid investments. The Fund will not, however, acquire illiquid securities or investments if 15% of its net assets would consist of such securities or other investments. Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund’s net asset value. The Fund may not be able to sell illiquid securities or other investments when the sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. A sale of illiquid securities or investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on the Fund’s net asset value. In addition, issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. The Fund may purchase certain restricted securities (known as Rule 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Company’s board of directors.

Under current interpretations of the SEC staff, the following types of securities are considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities or investments that are not readily marketable.

When-Issued and Delayed-Delivery Securities  The Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Fund generally purchases securities on a when-issued basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if the sub-adviser deems it advisable. At the time the Fund makes the commitment to purchase securities on a when-issued basis, the Fund records the transaction and thereafter reflects the value, each day, of the security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price.

Other Investment Companies  The Fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts (“HOLDRs”), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the Fund only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

The Fund’s investments in investment companies may include various exchange-traded funds (“ETFs”), subject to the Fund’s investment objective, policies and strategies as described in the prospectuses. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Generally, the Fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund, or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company.

REITs  The Fund may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). By investing in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

Lending Portfolio Securities  Subject to its investment restrictions set forth under “Investment Objectives and Policies”, the Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning interest income. The borrower is required to deposit as collateral and maintain in a segregated account, liquid securities that at all times will be at least equal to 100% of the market value of the loaned securities. Subject to guidelines approved by the Company’s Board, the Fund may use or invest any cash collateral at its own risk and for its own benefit. While the securities are on loan, the borrower will pay the Fund any income accruing thereon.

Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. The Fund may lend securities only if:  (1) each loan is fully secured by appropriate collateral at all times, and (2) the value of all securities loaned by the Fund is not more than 33.33% of the Fund’s total assets taken at the time of the loan (including collateral received in connection with any loans).

Asset Coverage  To the extent required by SEC guidelines, the Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting position for the same type of financial asset, or (2) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the Fund’s books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

Borrowing  The Fund may borrow money to the extent set forth under “Investment Objectives and Policies” above. The Fund does not currently intend to borrow for leverage purposes, except as may be set forth under “Investment Objectives and Policies.”  Interest paid on borrowings will decrease the net earnings of the Fund and will not be available for investment.

Other Derivatives and Structured Investments  The Fund may invest in credit-linked notes (“CLN”) for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

The Fund may also invest in “structured” notes and other similar instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected debt obligations or debt or equity securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured investments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by the application of a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The Fund may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund’s portfolio. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Although structured instruments are not necessarily illiquid, the Fund believes that currently most structured instruments are illiquid. Like other sophisticated strategies, the Fund’s use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by the Fund, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if the Fund uses structured instruments to reduce the duration of the Fund’s portfolio, this may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).

The Fund may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured. These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps. Examples include TRAINS, TRACERS, CORE and funded CDX. Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities. By investing in such notes, the Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of the Fund.

Investments in these structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes. These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions. In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.

Disclosure of Portfolio Holdings  The Fund will disclose its complete month-end portfolio holdings on the Fund’s website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The Fund also will disclose on the Fund’s website no earlier than 15 days after the end of each month the Fund’s largest ten holdings. This information will remain accessible until the next schedule appears on the website.

The Fund, the Fund’s investment manager, the Fund’s distributor (collectively “Hartford”) or the Fund’s sub-adviser also disclose portfolio holdings on a more frequent basis as necessary in connection with the day-to-day operations and management of the Fund in accordance with the following requirements. Each portfolio holdings disclosure arrangement or practice must be approved in advance by the Fund’s chief compliance officer, based on a finding that the Fund has a legitimate business purpose for the arrangement or practice, and that it is in the best interests of Fund shareholders, and must be subject to an appropriate confidentiality agreement, approved by the Fund’s chief compliance officer.

Portfolio holdings are disclosed to the Fund’s custodian, securities lending agents, independent registered public accounting firm, pricing service vendors and other persons who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing, to the extent they require access to such information in order to fulfill their contractual obligations to the Fund, and only in accordance with the above requirements.

Portfolio holdings may also be disclosed to persons assisting the Fund or its sub-adviser in the voting of proxies and to the Fund’s bank lenders. In connection with managing the Fund, the Fund’s investment manager or sub-adviser may disclose the Fund’s portfolio holdings to third-party vendors that provide analytical systems services to the Fund’s investment manager or sub-adviser on behalf of the Fund, and to certain third party industry information vendors, institutional investment consultants, and asset allocation service providers. From time to time, the Fund may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation. With respect to each of these entities, portfolio holdings information will be released only in accordance with the above requirements.

Subject to the conditions described above, the Fund has entered into ongoing arrangements to disclose portfolio holdings to the following entities:

Automatic Data Processing, Inc.
State Street Bank and Trust Company (the Fund’s Custodian)
FactSet Research Systems, Inc.
The Goldman Sachs Trust Company, d/b/a Boston Global Advisors The Bank of New York Banc of America Securities LLC
Bankers Systems, Inc.
Class Action Claims Management
Lipper Inc.
J.P. Morgan Securities, Inc.
Bowne & Co., Inc. – Financial printers
Brown Brothers Harriman & Co. (Certain Operational Functions)
Glass Lewis
Investment Technology Group, Inc.
Ernst & Young LLP (the Fund’s Independent Registered Public Accounting Firm)
State Street Bank and Trust Company (Certain Operational Functions)
Confluence Technologies
FT Interactive Data
Mellon Bank, N.A.

Portfolio holdings are disclosed at various times to Lipper Inc. (on a monthly basis with a lag time of two days for certain services, and on a quarterly basis with a lag time of five days for certain other services) in order to fulfill its obligations to the Fund. Portfolio holdings are disclosed on a daily basis to Automatic Data Processing, Inc., Banc of America Securities LLC, State Street Bank and Trust Company, FactSet Research Systems, Inc., Glass Lewis, Brown Brothers Harriman & Co., Boston Global Advisors, The Bank of New York, State Street Bank and Trust Company, State Street Investment Manager Solutions, Mellon Bank, N.A. and Banc of America Securities LLC. Portfolio holdings are disclosed on a weekly basis to Investment Technology Group, Inc. Portfolio holdings are disclosed to Bankers Systems, Inc., Class Action Claims Management and J.P. Morgan Securities, Inc. on a monthly basis with lag times of two calendar days, two calendar days and five calendar days, respectively. Portfolio holdings are disclosed to Confluence Technologies and FT Interactive Data on a quarterly basis with no lag time. Portfolio holdings are disclosed to Bowne & Co., Inc. on a quarterly basis, with a lag time of ten business days.

Portfolio holdings are disclosed to the Fund’s independent registered public accounting firm at least annually and otherwise upon request as necessary to enable the Fund’s independent registered public accounting firm to provide services to the Fund, with no lag time.

Additionally, when purchasing and selling its portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the Fund may disclose one or more of its portfolio securities to the party effecting the transaction or providing the information. In these cases, the Fund’s chief compliance officer may waive the requirement of a formal confidentiality agreement, based on a finding that the broker-dealer is otherwise subject by law to a duty to maintain the confidentiality of the information and not to trade on non-public information, and, to the knowledge of the Fund’s chief compliance officer, has not misused the information in the past.

Subject to the procedures described below, Hartford or the sub-adviser may provide oral or written information (“portfolio commentary”) about the Fund, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Hartford or the sub-adviser may also provide oral or written information (“statistical information”) about various financial characteristics of the Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information. This portfolio commentary and statistical information about the Fund may be based on the Fund’s most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as financial intermediaries and fiduciaries of a 401(k) plan or a trust and their advisers. The content and nature of the information provided to each of these persons may differ.

In advance of Hartford or the sub-adviser providing “portfolio commentary” or “statistical information,” the proposed arrangement or practice must be approved by the Fund’s chief compliance officer upon a finding that such arrangement/practice is for a legitimate business purpose and in the best interests of Fund shareholders. If the arrangement involves disclosure of “portfolio holdings information” within the meaning of the SEC rules, disclosure of such information must be approved by the Fund’s chief compliance officer in accordance with the standards described above for disclosing portfolio holdings information.

Hartford and the sub-adviser have implemented procedures reasonably designed to ensure that (1) any disclosure of the Fund’s portfolio securities is made pursuant to a practice or arrangement approved by the Fund’s chief compliance officer; (2) personnel who are in a position to disclose Fund portfolio holdings are appropriately trained to comply with the Fund’s policies regarding the disclosure of portfolio holdings; and  (3) each decision to approve a proposed disclosure arrangement or practice by the appropriate parties is documented in reasonable detail by the Fund’s chief compliance officer or his/her designee.

In no event will the Hartford or the sub-adviser or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings.

The Fund’s chief compliance officer will exercise oversight of disclosures of the Fund’s portfolio holdings. It is the duty of the Fund’s chief compliance officer to ensure that all disclosures of the portfolio holdings of the Fund are for a legitimate business purpose and in the interests of the Fund’s shareholders, and in accordance with appropriate confidentiality arrangements. The Fund’s chief compliance officer is also responsible for addressing conflicts of interest between the interests of Fund shareholders, on the one hand, and the interests of the Fund’s investment manager, sub-adviser, principal underwriter, or any affiliated person of the Fund, their investment manager, sub-advisers, or their principal underwriter, on the other. Every violation of the portfolio holdings disclosure policy must be reported to the Fund’s chief compliance officer.

The Board of Directors of the Fund reviews and approves the Fund’s policy on disclosure of portfolio holdings. The chief compliance officer of the investment manager will provide summaries of all newly approved portfolio holdings disclosure arrangements and practices, including information about the identities of the parties receiving such information, the reason for the disclosure, and the confidentiality agreements in place, to the Board of Directors of the Fund at the next occurring regular Board meeting. The chief compliance officer of the Fund and of the investment manager are responsible for reporting exceptions to and violations of this policy to the Board of Directors of the Fund at the next occurring regular Board meeting. There can be no assurance, however, that the Fund’s portfolio holdings disclosure policy will prevent the misuse of such information by individuals or firms that receive such information.

FUND MANAGEMENT

The Company has a board of directors that elects officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the directors. The following tables set forth information about the directors and officers of the Company. The first table relates to those directors who are deemed not to be “interested persons” of the Company, as that term is defined in the 1940 Act (i.e., “non-interested directors”), while the second table provides information about the Company’s  “interested” directors and the Company’s officers.

Non-Interested Directors

Name, Age and Address	Position Held With the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
LYNN S. BIRDSONG (age 61) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2003

Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent Director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested Director of The Japan Fund. Mr. Birdsong  is also a Director of The Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and The Hartford Income Shares Fund, Inc.

				89	Mr. Birdsong is an Independent Director of The Japan Fund.

ROBERT M. GAVIN (age 67) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Director and Chairman of the Board	Director since 2002 Chairman of the Board for the Company since 2004	Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota. Dr. Gavin is also a Director and Chairman of the Board of Directors of The Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and The Hartford Income Shares Fund, Inc.	89	N/A

Name, Age and Address	Position Held With the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
DUANE E. HILL (age 62) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2001	Mr. Hill is a Partner with TSG Ventures L.P., a private equity investment company. From 1994 to October of 1998, Mr. Hill was a member of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies. Mr. Hill is also a Director of The Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and The Hartford Income Shares Fund, Inc.	89	N/A

SANDRA S. JAFFEE (age 65) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2005

Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and CEO of Citibank’s Global Securities Services (1995-2003). Ms. Jaffee is also a Director of The Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and The Hartford Income Shares Fund, Inc.

				89	N/A

Name, Age and Address	Position Held With the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
WILLIAM P. JOHNSTON (age 63) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group, Inc. in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston is also a Director of The Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and The Hartford Income Shares Fund, Inc.

				89	Mr. Johnston is a member of the supervisory Board of Fresenius Medical Care AG & Co. KGaA. Mr. Johnston is also a member of the Boards of Directors of MultiPlan, Inc. and LifeCare Holdings, Inc.

Name, Age and Address	Position Held With the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
PHILLIP O. PETERSON (age 62) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2002	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds. Mr. Peterson is also a Director of The Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and The Hartford Income Shares Fund, Inc.	89	Mr. Peterson is a member of the Board of Trustees of William Blair Funds.

Name, Age and Address	Position Held With the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
LEMMA W. SENBET (age 60) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service. Dr. Senbet is also a Director of The Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and The Hartford Income Shares Fund, Inc.

				89	N/A

*         Term of Office: Each director may serve until his or her successor is elected and qualifies.

Officers and Interested Directors

Name, Age and Address	Position Held With the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
THOMAS M. MARRA** (age 48) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2002

Mr. Marra is President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”). He is also a member of the Board of Directors for The Hartford. Mr. Marra was named President and COO of The Hartford in 2007. He served as COO of Hartford Life Insurance Company, Inc. (“Hartford Life”) from 2000 to 2007, as President of Hartford Life from 2001 to 2007, and as Director of Hartford Life’s Investment Products Division from 1998 to 2000. Mr. Marra is Chairman of the Board of Hartford Investment Financial Services, LLC (“HIFSCO”). He currently also serves as a Director of The Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and The Hartford Income Shares Fund, Inc. and served as Chairman of the Board of these companies from 2002 to 2004.

				89	Mr. Marra is a member of the Board of Directors of The Hartford.

Name, Age and Address	Position Held With the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
LOWNDES A. SMITH** (age 68) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 1996	Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith is also a Director of The Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and The Hartford Income Shares Fund, Inc.	89	Mr. Smith is a Director of White Mountains Insurance Group, Ltd.

DAVID M. ZNAMIEROWSKI** (age 47) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 1999(1)

Mr. Znamierowski currently serves as Director and President of Hartford Investment Management Company (“Hartford Investment Management”), as Chief Investment Officer and Executive Vice President for The Hartford and Hartford Life, Inc. and as Director, Chief Investment Officer and Executive Vice President of Hartford Life Insurance Company. In addition, Mr. Znamierowski serves as a Director of The Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc., and The Hartford Income Shares Fund, Inc. He previously served as President and Chief Executive Officer of these companies and the Company until November 2007.

				89	Mr. Znamierowski is a Director of Hartford Investment Management Company.

Name, Age and Address	Position Held With the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
JOHN C. WALTERS (age 45) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	President and Chief Executive Officer	Since 2007(1)

Mr. Walters currently serves as President of the U.S. Wealth Management Division and Co-Chief Operating Officer of Hartford Life. Mr. Walters previously served as Executive Vice President and Director of the Investment Products Division of Hartford Life. Mr. Walters is also a Managing Member and Executive Vice President of HIFSCO and HL Investment Advisors, LLC, (“HL Advisors”). In addition, he is President and Chief Executive Officer of The Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and The Hartford Income Shares Fund, Inc. Previously, Mr. Walters was with First Union Securities.

				N/A	N/A

Name, Age and Address	Position Held With the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
ROBERT M. ARENA, JR. (age 39) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President	Since 2006

Mr. Arena serves as Senior Vice President of Hartford Life and heads its Retail Product Management Group in the U.S. Wealth Management Division. He is also Director and Senior Vice President of Hartford Administrative Services Company (“HASCO”), Manager and Senior Vice President/Business Line Principal of HIFSCO and Manager and Senior Vice President of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996. In addition, Mr. Arena is Vice President of The Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and The Hartford Income Shares Fund, Inc.

				N/A	N/A

Name, Age and Address	Position Held With the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
TAMARA L. FAGELY (age 49) 500 Bielenberg Drive Woodbury, MN 55125	Vice President, Controller and Treasurer	Since 2002

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life Insurance Company (“Hartford Life”). She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition she is Controller and Chief Financial Officer of HIFSCO. In addition, Ms. Fagely is Controller of HIFSCO and Vice President, Controller and Treasurer of The Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and The Hartford Income Shares Fund, Inc.

				N/A	N/A

SUSAN FLEEGE (age 47) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	AML Compliance Officer	Since 2005

Ms. Fleege has served as Chief Compliance Officer for HASCO since 2005 and for Hartford Investor Services Company, LLC, (“HISC”) since 2006. Prior to joining Hartford Life in 2005, Ms. Fleege was counsel for Ameriprise Financial Corportation from 2000-2005. In addition, Ms. Fleege serves as AML Compliance Officer for The Hartford HLS Series Fund II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

				N/A	N/A

Name, Age and Address	Position Held With the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
THOMAS D. JONES III (age 42) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President and Chief Compliance Officer	Since 2006(2)

Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments. In addition, Mr. Jones is Vice President and Chief Compliance Officer of The Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and The Hartford Income Shares Fund, Inc.

				N/A	N/A

Name, Age and Address	Position Held With the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
EDWARD P. MACDONALD (age 40) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President, Secretary and Chief Legal Officer	Since 2005

Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President of HASCO, Assistant Vice President of Hartford Life Insurance Company, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999. Additionally, Mr. Macdonald serves as Vice President, Secretary and Chief Legal Officer for The Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and The Hartford Income Shares Fund, Inc.

				N/A	N/A

Name, Age and Address	Position Held With the Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
VERNON J. MEYER (age 43) c/o Hartford HLS Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President	Since 2006

Mr. Meyer serves as Senior Vice President of Hartford Life and Director of its Investment Advisory Group in the U.S. Wealth Management Division. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987. Mr. Meyer is also Vice President of The Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and The Hartford Income Shares Fund, Inc.

				N/A	N/A

DENISE A. SETTIMI (age 47) c/o Hartford HLS Funds 500 Bielenberg Drive Woodbury, MN 55125	Vice President	Since 2005

Ms. Settimi currently serves as Chief Operating Officer and Assistant Vice President of HASCO. She is also Assistant Vice President of HIFSCO and Hartford Life Insurance Company. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003. In addition, Ms. Settimi is a Vice President of The Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and The Hartford Income Shares Fund, Inc.

				N/A	N/A

(1)

Mr. Walters was duly elected as President and Chief Executive Officer of the Company as well as The Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds Inc., The Hartford Mutual Funds II, Inc. and The Hartford Income Shares Fund, Inc. on November 7, 2007. Prior to Mr. Walters’ election, Mr. Znamierowski served in those capacities.

(2)	Appointed February 13, 2006.

*	Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

**	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HL Advisors or affiliated companies.

All directors and officers of Hartford Series Fund, Inc. are also directors and officers of four other registered investment companies in the fund complex, which is comprised of those investment companies for which HIFSCO or HL Advisors serves as investment adviser.

Standing Committees  The board of directors of the Company has established an Audit Committee, a Compliance Committee, an Investment Committee, a Litigation Committee and a Nominating Committee.

The Audit Committee currently consists of the following non-interested directors: Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson. The Audit Committee (i) oversees the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) assists the board of directors in its oversight of the qualifications, independence and performance of the Fund’s independent registered public accounting firm; the quality, objectivity and integrity of the Fund’s financial statements and the independent audit thereof; and the performance of the Fund’s internal audit function, and (iii) acts as a liaison between the Fund’s independent registered public accounting firm and the full board. The Fund’s independent registered accounting firm reports directly to the Audit Committee. The Audit Committee regularly reports to the board of directors.

The Compliance Committee currently consists of Robert M. Gavin, Sandra S. Jaffee, William P. Johnston, Thomas M. Marra and Phillip O. Peterson. The Compliance Committee assists the board in its oversight of the implementation by the Fund of policies and procedures that are reasonably designed to prevent the Fund from violating the Federal Securities Laws.

The Investment Committee currently consists of Lynn S. Birdsong, Duane E. Hill, Lemma W. Senbet, Lowndes A. Smith and David M. Znamierowski. The Investment Committee, which was established on February 1, 2005, assists the board in its oversight of the Fund’s investment performance and related matters.

The Litigation Committee consists of the following non-interested directors: Lynn S. Birdsong, Duane E. Hill and Sandra S. Jaffee. The Litigation Committee, which was established on April 26, 2004, manages any legal actions that are brought by, on behalf of or against the Fund, the board and/or the non-interested directors.

The Nominating Committee currently consists of all non-interested directors: Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma Senbet. The Nominating Committee screens and selects candidates to the board of directors and periodically reviews and evaluates the compensation of the non-interested directors and makes recommendations to the board of directors regarding the compensation of, and expense reimbursement policies with respect to, non-interested directors. The Nominating Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee’s criteria.

During the fiscal year ended December 31, 2006, the above-referenced committees of Hartford Series Fund, Inc. met the following number of times:  Audit Committee – 4 times, Compliance Committee - 4 times, Investment Committee – 6 times and Nominating Committee - 4 times. The Litigation Committee did not meet during this time period.

The following table discloses the dollar range of equity securities beneficially owned by each director as of September 30, 2007 (i) in the Fund and (ii) on an aggregate basis in any registered investment company overseen by the director within the same family of investment companies.

Non-Interested Directors

Name of Director	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

Lynn S. Birdsong	None	Over $100,000

Robert M. Gavin	None	Over $100,000

Duane E. Hill	None	Over $100,000

Sandra S. Jaffee	None	$50,001-$100,000

William P. Johnston	None	Over $100,000

Phillip O. Peterson	None	$50,001-$100,000

Lemma W. Senbet	None	Over $100,000

*The Fund had not commenced operations as of the date of this SAI.

Interested Directors

Name of Director	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

Thomas M. Marra	None	Over $100,000

Lowndes A. Smith	None	Over $100,000

David M. Znamierowski	None	$10,001-$50,000

*The Fund had not commenced operations as of the date of this SAI.

Compensation of Officers and Directors  The Company does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford. The chart below sets forth the compensation paid by the Company to the following directors between the periods November 1, 2006 through October 31, 2007 and certain other information.

Name of Person, Position	Aggregate Compensation From Hartford Series Fund, Inc.	Pension Or Retirement Benefits Accrued As Part Of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund And Fund Complex Paid To Directors*
Lynn S. Birdsong, Director	$92,832	N/A	N/A	$180,500

Dr. Robert M. Gavin, Director	$127,547	N/A	N/A	$248,000

Duane E. Hill, Director	$81,260	N/A	N/A	$158,000

Sandra S. Jaffee, Director	$77,530	N/A	N/A	$150,750

William P. Johnston, Director	$91,031	N/A	N/A	$177,000

Phillip O. Peterson, Director	$92,959	N/A	N/A	$180,750

Lemma W. Senbet, Director	$76,760	N/A	N/A	$149,250

Lowndes A. Smith, Director	$89,745	N/A	N/A	$174,500

*         As of October 31, 2007, five registered investment companies in the fund complex paid compensation to the directors.

As of the date of this filing, the officers and directors of the Company as a group beneficially owned no shares of any class of the Fund.

The Company’s Articles of Incorporation provide that the Company to the full extent permitted by Maryland law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Company to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

INVESTMENT MANAGEMENT ARRANGEMENTS

The Company, on behalf of the Fund, has entered into an investment management agreement with HL Investment Advisors, LLC (“HL Advisors”). The agreement provides that HL Advisors, subject to the supervision and approval of the Company’s board of directors, is responsible for the management of the Fund. The investment management agreement does not require HL Advisors to bear the costs of the Fund’s transfer agent, registrar, and dividend disbursing agent. In addition, Hartford Life provides administrative services to the Fund including personnel, services, equipment and facilities and office space for proper operation of the Fund. The Fund pays a separate fee to Hartford Life for administrative services as discussed below under “Fund Administration.”  Although Hartford Life, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Fund, the Fund pays for these services directly.

HL Advisors has entered into an investment sub-advisory agreement with Wellington Management. Under the sub-advisory agreement, Wellington Management, subject to the general supervision of the board of directors and HL Advisors, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of the Fund and furnishing the Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for the Fund.

The Fund relies on an exemptive order from the SEC under which it uses a “Manager of Managers” structure. HL Advisors has responsibility, subject to oversight by the board of directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits HL Advisors to appoint a new sub-adviser, not affiliated with HL Advisors with the approval of the board of directors and without obtaining approval from those shareholders/contract holders that participate in the Fund. Within 90 days after hiring any new sub-adviser, affected shareholders/contract holders will receive information about the new sub-advisory relationship.

The specific conditions of the exemptive order are as follows:

1.                                       Before the Fund may rely on the exemptive order, the operation of the Fund under a Manager of Managers structure must be approved by a majority of the outstanding voting securities. This approval was received in a shareholder meeting held on August 12, 1999 and September 7, 2005.

2.                                       The Fund must disclose in its prospectuses the existence, substance and effect of the exemptive order. In addition, the Fund must be held out to the public as employing the Manager of Managers structure. The prospectuses will prominently disclose that HL Advisors has ultimate responsibility (subject to oversight by the board of directors) to oversee the sub-adviser and recommend its hiring, termination and replacement.

3.                                       Within ninety (90) days of the hiring of any new sub-adviser, the shareholders/contract holders participating in the Fund will be furnished all information about the new sub-adviser that would be included in a proxy statement, except as modified by the order to permit aggregate fee disclosure. This information will include aggregate fee disclosure and any change in such disclosure caused by the addition of a new sub-adviser. HL Advisors will meet this condition by providing shareholders/contract holders with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”), except as modified by the order to permit aggregate fee disclosure.

4.                                       HL Advisors will not enter into a sub-advisory agreement with any affiliated sub-adviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by shareholders/contract holders.

5.                                       At all times, a majority of the board of directors of the Fund will be directors who are not “interested persons,” as that term is defined in Section 2(a)(19) of the 1940 Act, of the company (“Independent Directors”), and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

6.                                       When a sub-adviser change is proposed for the Fund with an affiliated sub-adviser, the board of directors, including a majority of the Independent Directors, will make a separate finding, reflected in the board of directors’ minutes, that the change is in the best interests of the Fund and the shareholders/contract holders participating in the Fund and does not involve a conflict of interest from which HL Advisors or the affiliated sub-adviser derives an inappropriate advantage.

7.                                       HL Advisors will provide general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and, subject to review and approval by the board of directors, will: (a) set the Fund’s overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of the Fund’s assets; (c) allocate and, when appropriate, reallocate the Fund’s assets among multiple sub-advisers; (d) monitor and evaluate the investment performance of sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund’s investment objective, policies and restrictions.

8.                                       No director or officer of the Fund or directors or officers of HL Advisors will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in the sub-adviser except for (i) ownership of interests in HL Advisors or any entity that controls, is controlled by or is under common control with HL Advisors; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-adviser or any entity that controls, is controlled by or is under common control with a sub-adviser.

9.                                       The Fund will include in its registration statement the aggregate fee disclosure.

10.                                 Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the Fund. The selection of such counsel will be within the discretion of the then-existing Independent Directors.

11.                                 HL Advisors will provide the board of directors, no less often than quarterly, with information about HL Advisors’ profitability on a per-Fund basis. Such information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter.

12.                                 When a sub-adviser is hired or terminated, HL Advisors will provide the board of directors with information showing the expected impact on HL Advisors’ profitability.

The Fund pays a monthly investment management fee to HL Advisors, and an administration fee pursuant to an Administrative Services Agreement to Hartford Life (these investment management and administration fees are aggregated for the purposes of presentation in the table below). These fees are accrued daily and paid monthly, at an annual rate stated as a percentage of the Fund’s average daily net asset value as follows:

Investment Management Fees

Global Equity HLS Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.95%
Next $500 million	0.90%
Amount over $1 billion	0.85%

HL Advisors, not the Fund, pays the sub-advisory fee to the sub-adviser out of the management fee paid by the Fund to HL Advisors. The sub-advisory fee rates are as follows:

Sub-advisory Fees

Wellington Management:

Global Equity HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.50%
Next $250 million	0.45%
Next $500 million	0.40%
Amount over $1 billion	0.35%

Because the Fund had not commenced operations as of the date of this SAI, no information is available regarding fees paid by the Fund to HL Advisors or by HL Advisors to Wellington Management.

Pursuant to the investment management agreement and investment sub-advisory and investment services agreements, neither HL Advisors nor the sub-adviser are liable to the Fund or its shareholders for an error of judgment or mistake of law or for a loss suffered by the Fund in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HL Advisors or the sub-adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement. Wellington Management has agreed to indemnify HL Advisors to the fullest extent permitted by law against any and all loss, damage, judgment, fines, amounts paid in settlement and attorneys’ fees incurred by HL Advisors, which result in whole or in part from any of Wellington Management’s misfeasance, bad faith, gross negligence or reckless disregard of its duties as specifically set forth in the sub-advisory agreement.

HL Advisors, whose principal business address is at 200 Hopmeadow Street, Simsbury, Connecticut 06089, was organized in 1981. As of September 30, 2007, HL Advisors had approximately $66.9 billion in assets under management.

Wellington Management Company, LLP (“Wellington Management”) is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2007, Wellington Management had investment management authority with respect to approximately $607 billion in assets.

HL Advisors, and its affiliates, may make payments from time to time from their own resources, which may include the management fees paid by the Fund, to compensate broker dealers, financial institutions, and other persons for providing distribution assistance and administrative services and to otherwise indirectly promote the sale of shares of the Fund by promoting the sale of variable contracts including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities.

PORTFOLIO MANAGERS

Other Accounts Managed by Wellington Management Portfolio Managers

The following table lists the number and types of other accounts managed by the Wellington Management portfolio managers and assets under management in those accounts as of [DATE]:

Global Equity HLS Fund

Portfolio Manager	Registered Investment Company Accounts	AUM ($mil)	Pooled Accounts	AUM ($mil)	Other Accounts	AUM ($mil)
Mark D. Mandel	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Cheryl M. Duckworth	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Conflicts of Interest between the Fund and Other Accounts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an investment professional may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the Portfolio Managers in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Managers. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation of Wellington Management Portfolio Managers

HL Advisors pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and HL Advisors on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information is as of the Fund’s inception.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Managers includes a base salary and incentive components. The base salary for Mr. Mandel and Ms. Duckworth, as partners of the firm, is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The Portfolio Managers are eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by the Portfolio Managers. The Portfolio Managers’ incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the [benchmark index and/or peer group] over one and three year periods, with an emphasis on three year results. Analysts’ incentive payments are additionally linked to the results of their individual stock selections versus individual benchmarks corresponding to their industry assignments, also over one and three year periods. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees. Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula as a partner of the firm. Mr. Mandel and Ms. Duckworth are partners of the firm.

Equity Securities Beneficially Owned by Wellington Management Portfolio Managers

The dollar range of equity securities beneficially owned by the Wellington Management portfolio managers in the Fund as of [   ], 2008 is as follows:

Portfolio Manager	Fund Sub-advised	Dollar Range of Equity Securities Beneficially Owned*
Mark D. Mandel	Global Equity HLS Fund	None
Cheryl M. Duckworth	Global Equity HLS Fund	None

*The Fund had not commenced operations as of the date of this SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to any policy established by the Company’s board of directors and HL Advisors, the sub-adviser, as applicable, is primarily responsible for the investment decisions of the Fund and the placing of its portfolio transactions. In placing orders, it is the policy of the Fund (except as described below) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the sub-adviser generally seeks reasonably competitive spreads or commissions, the Fund does not necessarily pay the lowest possible spread or commission. HL Advisors may instruct the sub-adviser to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the Fund.

The sub-adviser generally deals directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, the sub-adviser may effect certain “riskless principal” transactions through certain dealers in the over-the-counter market under which “commissions” are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

While the sub-adviser seeks to obtain the most favorable net results in effecting transactions in the Fund’s portfolio securities, broker-dealers who provide investment research to the sub-adviser may receive orders for transactions from the sub-adviser. Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market. To the extent consistent with Section 28(e) of the 1934 Act, the sub-adviser may cause the Fund to pay a broker-dealer that provides “brokerage and research services” (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the Fund in excess of the amount that another broker-dealer would have charged in respect of that transaction. In circumstances where two or more broker-dealers are equally capable of providing best execution, the sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion. The management fee paid by the Fund is not reduced because the sub-adviser, or its affiliates, receives these services even though it might otherwise be required to purchase some of these services for cash. Some of these services are of value to the sub-adviser, or its affiliates, in advising various of its clients (including other HLS Funds), although not all of these services are necessarily useful and of value in managing the Fund.

To the extent that accounts managed by the sub-adviser are simultaneously engaged in the purchase of the same security as the Fund, then, as authorized by the Company’s board of directors, available securities may be allocated to the Fund or other client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by the Fund. In some cases, this system might adversely affect the price paid by the Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for the Fund (for example, in the case of a small issue). Likewise, if accounts managed by multiple sub-advisers are simultaneously engaged in the sale of the same security, the same process may be followed with similar consequences.

Accounts managed by the sub-adviser (or its affiliates) may hold securities held by the Fund. Because of different investment objectives or other factors, a particular security may be bought by the sub-adviser for one or more clients when one or more clients are selling the same security.

In general, changes in the amount of brokerage commissions paid by the Fund are due primarily to the Fund’s asset growth, cash flows and changes in portfolio turnover.

Because the Fund had not commenced operations as of the date of this SAI, no information is available regarding brokerage commissions paid by the Fund.

FUND EXPENSES

The Fund assumes and pays the following costs and expenses: interest; taxes; brokerage charges (which may be to affiliated broker-dealers); costs of preparing, printing and filing any amendments or supplements to the registration statement of the Fund and its securities; all federal and state registration, qualification and filing costs and fees, issuance and redemption expenses, transfer agency and dividend and distribution disbursing agency costs and expenses; custodian fees and expenses; accounting, auditing and legal expenses; fidelity bond and other insurance premiums; fees and salaries of directors, officers and employees of the Fund other than those who are also officers of Hartford Life; industry membership dues; all annual and semiannual reports and prospectuses mailed to the Fund’s shareholders as well as all quarterly, annual and any other periodic report required to be filed with the SEC or with any state; any notices required by a federal or state regulatory authority, and any proxy solicitation materials directed to Fund shareholders as well as all printing, mailing and tabulation costs incurred in connection therewith, and any expenses incurred in connection with the holding of meetings of the Fund’s shareholders, expenses related to distribution activities as provided under the Fund’s Rule 12b-1 distribution plan for Class IB shares and other miscellaneous expenses related directly to the Fund’s operations and interest.

FUND ADMINISTRATION

An Administrative Services Agreement between the Fund and Hartford Life provides that Hartford Life will manage the business affairs and provide administrative services to the Fund. Under the terms of this Agreement,

Hartford Life will provide the following: administrative personnel, services, equipment and facilities and office space for proper operation of the Fund. Hartford Life has also agreed to arrange for the provision of additional services necessary for the proper operation of the Fund, although the Fund pays for these services directly. As compensation for the services to be performed by Hartford Life, the Fund pays to Hartford Life, as promptly as possible after the last day of each month, a monthly fee at the annual rate of 0.20% of the average daily net assets of the Fund. In addition to the administrative services fee, Hartford Life is compensated for fund accounting services at a competitive market rate.

Because the Fund had not commenced operations as of the date of this SAI, no information is available regarding administrative fees paid by the Fund to Hartford Life.

Hartford Life, an affiliate of HL Advisors, provides fund accounting services to the Fund, including, but not limited to, daily pricing of portfolio securities; computation of the net asset value and the net income of the Fund in accordance with the Fund’s prospectuses and statement of additional information; calculation of dividend and capital gain distributions, if any; calculation of yields on the Fund and all classes thereof (as applicable); preparation of various reports; and such other similar services with respect to the Fund as may be reasonably requested by the Fund.

With respect to the Fund, Hartford Life provides such fund accounting services pursuant to a fund accounting agreement by and between Hartford Series Fund, Inc., on behalf of the Fund, and Hartford Life dated January 3, 2000, as amended July 23, 2001. In consideration of services rendered and expenses assumed pursuant to this agreement, the Fund pays Hartford Life a fee calculated at the following annual rate based on its aggregate net assets:

First $5 billion	0.016%
Next $5 billion	0.014%
Over $10 billion	0.012%

Because the Fund had not commenced operations as of the date of this SAI, no information is available regarding compensation paid by the Fund to Hartford Life for such services.

DISTRIBUTION ARRANGEMENTS

The Fund’s shares are sold by Hartford Securities Distribution Company, Inc. (the “distributor”) on a continuous basis to separate accounts sponsored by The Hartford and its affiliates and to certain qualified retirement plans. The Fund’s shares are also sold by the distributor on a continuous basis to separate accounts sponsored by other insurance companies.

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for Class IB shares pursuant to appropriate resolutions of the Fund’s board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset based sales charges.

The distributor is authorized by the Company to receive purchase and redemption orders on behalf of the Fund. The distributor has the authority to, and has authorized one or more financial services institutions and/or qualified plan intermediaries to receive purchase and redemption orders on behalf of the Fund, subject to the Fund’s policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law. In these circumstances, the Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution and/or qualified plan intermediary receives the order. Accordingly, orders will be priced at the Fund’s next net asset value computed after the orders are received by an authorized financial services institution and/or qualified plan intermediary and accepted by the Fund. The Fund’s net asset value is determined in the manner described in the Fund’s prospectuses.

Pursuant to the Plan, the Fund may compensate the distributor for its expenditures in financing any activity primarily intended to result in the sale of Fund shares. The expenses of the Fund pursuant to the Plan are accrued on a fiscal year basis and may not exceed the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class IB shares. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

Distribution fees paid to the distributor may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including (a) compensation to and expenses, including overhead and telephone expenses, of employees of the distributor engaged in the distribution of the Class IB shares of the Fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable annuity contracts or variable life insurance contracts (“Variable Contracts”) investing indirectly in Class IB shares of the Fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts investing indirectly in Class IB shares of the Fund; (d) expenses relating to the development, preparation, printing, and mailing of Fund advertisements, sales literature, and other promotional materials describing and/or relating to the Class IB shares of the Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class IB shares of the Fund; (f) expenses of obtaining information and providing explanations to variable contract owners regarding the Fund’s investment objectives and policies and other information about the Fund, including performance; (g) expenses of training sales personnel regarding the Class IB shares of the Fund; (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Class IB shares of the Fund; and (i) expenses of personal services and/or maintenance of Variable Contract accounts with respect to Class IB shares attributable to such accounts. This Plan is considered a compensation type plan, which means the distributor is paid the agreed upon fee regardless of the distributor’s expenditures.

In accordance with the terms of the Plan, the distributor provides to the Fund, for review by the Fund’s board of directors, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Plan was adopted by a majority vote of the Fund’s board of directors, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on the Plan. Potential benefits that the Plan may provide to the Fund include shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets and portfolio liquidations through redemption activity and the ability to sell shares of the Fund through adviser and broker distribution channels. The board of directors believes that there is a reasonable likelihood that the Plan will benefit the Class IB shareholders of the Fund. Under its terms, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the directors in the manner described above. The Plan may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plan must also be approved by the board of directors in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund affected thereby. The Plan will automatically terminate in the event of its assignment.

Because the Fund had not commenced operations as of the date of this SAI, no information is available regarding the 12b-1 fees paid by the Class IB Shares of the Fund.

The distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the Fund’s shares and/or for the servicing of those shares.

PURCHASE AND REDEMPTION OF SHARES

For information regarding the purchase or sale (redemption) of Fund shares, see “Purchase and Redemption of Fund Shares” in the Fund’s prospectuses.

SUSPENSION OF REDEMPTIONS

Under unusual circumstances, the Fund may suspend repurchases or postpone payment of redemption proceeds for more than seven days, as permitted by federal securities law. The Fund may not suspend a shareholder’s right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by the Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for the Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of the Fund is determined by Hartford Life in the manner described in the Fund’s prospectuses. The Fund is closed for business and does not price its shares on the following business holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the NYSE. Securities held by the Fund are valued as follows:  debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of securities. Loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by the Company’s board of directors. Generally, the Fund uses fair valuation in regards to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. The  Fund’s debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

Equity securities are valued at the official closing price or at the last sale price reported on principal securities exchanges (domestic or foreign) on which they are traded. If no sale took place on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last price is below the bid, the bid will be the closing price. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates. Options are valued at the last sales price; if no sale took place on a particular day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available or are deemed unreliable and all other assets are valued in good faith at fair value by, or under guidelines established by, the Company’s board of directors.

Foreign securities markets may trade on days when the Fund does not compute its net asset value or may close at times that differ from the close of the NYSE. With respect to the valuation of securities principally traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board, which employs quantitative models to adjust for “stale” prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of the Fund’s shares is determined only on business days of the Fund, the value of the portfolio securities of the Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.

Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument.

Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio’s investments assuming the instrument’s obligation is paid in full on maturity.

OWNERSHIP AND CAPITALIZATION OF THE FUND

Capital Stock   The board of directors for the Company is authorized, without further shareholder approval, to authorize additional shares and to classify and reclassify shares of the Fund into one or more classes. Accordingly, the directors have authorized the issuance of two classes of shares of the Fund designated as Class IA and Class IB shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemption, and liquidation. However, each class bears different expenses and, therefore, the net asset values of the two classes and any dividends declared may differ between the two classes.

Pursuant to state insurance law, Hartford Life, or its affiliates, is the owner of all Fund shares held in separate accounts of Hartford Life or its affiliates (such shares are held for the benefit of contract holders and policy owners). As of [DATE], Hartford Life (or its affiliates) did not own any class of any shares of the Fund.

Pursuant to state insurance law, Union Security Insurance Company (formerly Fortis Benefits Insurance Company) (“Union Security”), or its affiliates, is the owner of all Fund shares held in separate accounts of Union Security or its affiliates (such shares are held for the benefit of contract holders and policy owners). As of [DATE], Union Security (or its affiliates) did not own any class of any shares of the Fund.

As of [DATE], no person held any interest in the Fund equal to 5% or more of outstanding shares of any class.

Share Classes  Under the Fund’s multi-class plan, shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its “Class Expenses;” (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as “Class Expenses” by the Company’s board of directors are currently limited to payments made to the distributor for the Class IB shares pursuant to the Distribution Plan for the Class IB shares.

Voting  Each shareholder is entitled to one vote for each share of the Fund held upon all matters submitted to the shareholders generally. Most of the shares of the Fund are held of record by insurance companies. The insurance companies will generally vote Fund shares pro rata according to the written instructions of the owners of Variable Contracts indirectly invested in the Fund. It is expected that such insurance companies will vote shares for which no instructions are received for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

Matters in which the interests of all the HLS Funds in the Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate HLS Funds. Matters that affect all or several HLS Funds, but where the interests of the HLS Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each HLS Fund for their HLS Fund. Matters that affect only the Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of the Fund. Likewise, matters that affect only one class of shares of the Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

Other Rights  Each share of Fund stock, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Shares of Fund stock have no pre-emptive, subscription or conversion rights. Upon liquidation of the Fund, the shareholders of the Fund shall be entitled to share, pro rata, in any assets of the Fund after discharge of all liabilities and payment of the expenses of liquidation.

TAXES

Federal Tax Status of the Fund

The following discussion of the federal tax status of the Fund is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

The Fund is treated as a separate taxpayer for federal income tax purposes. The Company intends for the Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) and to qualify as a regulated investment company each year. If the Fund:  (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”) (which the Company intends the Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code. In particular, the Fund generally is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

The Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following:  (1) at least 90% of the Fund’s gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund’s assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

The Fund should not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute substantially all their income and gains each calendar year, if the Fund’s only shareholders are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, and certain qualified retirement plans.

The Fund also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable life insurance contracts and variable annuity contracts. Such separate accounts may meet these requirements by investing solely in the shares of a mutual fund registered under the 1940 Act as an open-end management investment company such as the Fund. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which the Fund may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code), the Fund may be required, for example, to alter its investment objectives. In addition, the Fund’s shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the Fund may fail the diversification requirements of Section 817(h) of the Code, which could have adverse tax consequences for contract owners with premiums allocated to the Fund.

The 817(h) requirements place certain limitations on the assets of each separate account (or underlying mutual fund) that may be invested in securities of a single issuer. These limitations apply to the Fund’s assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a “safe harbor” described below, as of the end of each calendar quarter, or within 30 days thereafter:

no more than 55% of the Fund’s total assets may be represented by any one investment no more than 70% by any two investments

no more  than 80% by any three investments

no more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Investment income received from sources within foreign countries, or capital gains earned by the Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of the Fund’s assets to be invested within various countries is not now known. The Company intends that the Fund will seek to operate so as to qualify for treaty-reduced rates of tax when applicable. Owners of variable life insurance and variable annuity contracts investing in the Fund bear the costs of any foreign tax, but are not be able to claim a foreign tax credit or deduction for these foreign taxes.

The Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules:  (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above. The Company seeks to monitor transactions of the Fund, seeks to make the appropriate tax elections on behalf of the Fund and seeks to make the appropriate entries in the Fund’s books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.

If for any taxable year the Fund fails to qualify as a regulated investment company, all of its taxable income becomes subject to federal, and possibly state and local, income tax at the regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year the Fund fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if the Fund fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Fund’s investment adviser and the Fund intends to comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for the Fund than would otherwise be the case, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund’s sub-adviser might otherwise select.

If the Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in the Fund would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Pay-in-kind instruments (“PIKs”) are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

Because the Fund invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income), the Fund must accrue income on such investments prior to the receipt of the corresponding cash. However, because the Fund must meet the 90% distribution requirement to qualify as a regulated investment company, it may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and the Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Investor Taxation

Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in the Fund generally are not subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contract or plan. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts. For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.

CUSTODIAN

Portfolio securities of the Fund are held pursuant to a Custodian Agreement between the Company and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

TRANSFER AGENT

Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, an affiliate of HL Advisors, serves as Transfer and Dividend Disbursing Agent for the Fund. The transfer agent issues and redeems shares of the Fund and disburses any dividends declared by the Fund. For its services, the transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the Fund, including costs invoiced by sub-contractors. The transfer agent has entered into an agreement with Hartford Administrative Services Company (“HASCO”), an affiliate of HL Advisors, whereby HASCO performs certain sub-transfer agency services, including acting as dividend disbursement agent, in connection with investments in the Fund by qualified retirement plans. For its services, HASCO is paid $2,300 annually and is reimbursed for out-of-pocket expenses. HL Advisors and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services.

DISTRIBUTOR

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089, an affiliate of HL Advisors, acts as the Fund’s distributor.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements and the financial highlights appearing in the annual report for the fiscal year ended December 31, 2008 will be audited by Ernst & Young LLP, the Company’s independent registered public accounting firm. The principal business address of Ernst & Young LLP is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402.

CODE OF ETHICS

The Fund, HL Advisors, Hartford Securities Distribution Company, Inc. and the sub-adviser have each adopted a code of ethics designed to protect the interests of the Fund’s shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by the Fund, subject to a number of restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

Proxy Voting Policies and Procedures

The Board of Directors believes that the voting of proxies with respect to securities held by the Fund is an important element of the overall investment process. The Fund has delegated the responsibility to vote such proxies to the Fund’s investment manager subject to the continuing oversight of the Board of Directors. The investment manager has delegated to the sub-adviser the responsibility to vote proxies. The sub-adviser has a duty to vote or not vote such proxies in the best interests of the Fund and its shareholders, and to avoid the influence of conflicts of interest.

The policies and procedures used by the investment manager and the sub-adviser to determine how to vote certain proxies relating to portfolio securities are described below. In addition to a summary description of such policies and procedures, included below are descriptions of how such policies and procedures apply to various topics. However, the following are descriptions only and more complete information should be obtained by reviewing the sub-adviser’s policies and procedures, as well as the Fund’s voting records. For a complete copy of the sub-adviser’s proxy voting policies and procedures, as well as any separate guidelines it utilizes, please refer to www.hartfordinvestor.com/mutualfunds/proxyvotingpolicies.

HL Investment Advisors, LLC

As the investment manager, HL Investment Advisors, LLC (“HL Advisors”) delegates all voting responsibilities to the sub-adviser of the Fund. The sub-adviser will vote the proxies in accordance with its proxy voting guidelines. The proxy voting guidelines of the sub-adviser have been reviewed by HL Advisors and approved by the Board of Directors of the Fund. The detailed records related to the determination of each vote are maintained by the sub-adviser. Annually, the sub-adviser provides HL Advisors with a report for the Fund detailing how the sub-adviser voted with respect to each security and issue being voted upon. The Chief Compliance Officer files the proxy voting record with the SEC on Form N-PX on behalf of the Fund and maintains a copy of the filing.

Wellington Management Company, LLP

The Fund has granted to Wellington Management the authority to vote proxies on its behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Global Proxy Policies and Procedures. Wellington Management’s Corporate Governance Committee is responsible for the review and oversight of the firm’s Global Proxy Policies and Procedures. The Corporate Governance Group within Wellington Management’s Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Global Proxy Voting Guidelines setting forth general guidelines for voting proxies. Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. The Fund’s portfolio managers have the authority to determine the final vote for securities held in the Fund, unless the portfolio managers are determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of the Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world. Wellington Management’s Global Proxy Voting Guidelines set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Global Proxy Voting Guidelines set forth general guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the guidelines are accompanied by explanatory language that describes criteria that may affect Wellington Management’s vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Global Proxy Voting Guidelines.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

The following is a summary of certain of the Global Proxy Voting Guidelines.

Composition and Role of the Board of Directors

Election of Directors. Case-by-Case. Wellington Management believes that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

Classify Board of Directors. Against. We will also vote in favor of shareholder proposals seeking to declassify boards.

Adopt Director/Tenure Retirement Age. Against.

Adopt Director & Officer Indemnification. For. We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

Allow Special Interest Representation to Board. Against.

Require Board Independence. For. Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

Require Key Board Committees to be Independent. For. Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

Require a Separation of Chair and CEO or Require a Lead Director. For.

Approve Directors’ Fees. For.

Approve Bonuses for Retiring Directors. Case-by-Case.

Elect Supervisory Board/Corporate Assembly. For.

Elect/Establish Board Committee. For.

Adopt Shareholder Access/Majority Vote on Election of Directors. Case-by-Case. Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy. Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

Adopt/Amend Stock Option Plans. Case-by-Case.

Adopt/Amend Employee Stock Purchase Plans. For.

Approve/Amend Bonus Plans. Case-by-Case.

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

Approve Remuneration Policy. Case-by-Case.

Exchange Underwater Options. Case-by-Case.

Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

Eliminate or Limit Severance Agreements (Golden Parachutes). Case-by-Case. We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

Shareholder Approval of Future Severance Agreements Covering Senior Executives. Case-by-Case. We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

Expense Future Stock Options. For.

Shareholder Approval of All Stock Option Plans. For.

Disclose All Executive Compensation. For.

Reporting of Results

Approve Financial Statements. For.

Set Dividends and Allocate Profits. For.

Limit Non-Audit Services Provided by Auditors. Case-by-Case.

We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

Ratify Selection of Auditors and Set Their Fees. Case-by-Case.

Wellington Management will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

Elect Statutory Auditors. Case-by-Case.

Shareholder Approval of Auditors. For.

Shareholder Voting Rights

Adopt Cumulative Voting. Against.

We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

Shareholder Rights Plans. Case-by-Case.

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans. We generally support plans that include:

•                  Shareholder approval requirement

•                  Sunset provision

•                  Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

Authorize Blank Check Preferred Stock. Case-by-Case.

We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

Eliminate Right to Call a Special Meeting. Against.

Increase Supermajority Vote Requirement. Against.

We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

Adopt Anti-Greenmail Provision. For.

Adopt Confidential Voting. Case-by-Case.

We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

Remove Right to Act by Written Consent. Against.

Capital Structure

Increase Authorized Common Stock. Case-by-Case.

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase.

Approve Merger or Acquisition. Case-by-Case.

Approve Technical Amendments to Charter. Case-by-Case.

Opt Out of State Takeover Statutes. For.

Authorize Share Repurchase. For.

Authorize Trade in Company Stock. For.

Approve Stock Splits. Case-by-Case.

We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

Approve Recapitalization/Restructuring. Case-by-Case.

Issue Stock with or without Preemptive Rights. For.

Issue Debt Instruments. Case-by-Case.

Social Issues

Endorse the Ceres Principles. Case-by-Case.

Disclose Political and PAC Gifts. Case-by-Case.

Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

Require Adoption of International Labor Organization’s Fair Labor Principles. Case-by-Case.

Report on Sustainability. Case-by-Case.

Miscellaneous

Approve Other Business. Against.

Approve Reincorporation. Case-by-Case.

Approve Third-Party Transactions. Case-by-Case.

Situations in which Wellington Management may not vote proxies

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

FINANCIAL STATEMENTS

The Company’s audited financial statements, together with the notes thereto and report of Ernst & Young LLP, the Company’s independent registered public accounting firm, will be available in the Fund’s annual report once the Fund has completed its first annual period.

APPENDIX A

The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as “experts” as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

Rating of Bonds

Moody’s Investors Service, Inc. (“Moody’s”)

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

Standard and Poor’s Corporation (“Standard & Poor’s”)

AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Rating of Commercial Paper

Moody’s

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•              Leading market positions in well-established industries.

•              High rates of return on funds employed.

•              Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•              Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•              Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

The relative strength or weakness of the following factors determines whether the issuer’s commercial paper is rated A-1 or A-2.

•              Liquidity ratios are adequate to meet cash requirements.

•              Liquidity ratios are basically as follows, broken down by the type of issuer:

Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

The long-term senior debt rating is “A” or better; in some instances “BBB” credits may be allowed if other factors outweigh the “BBB”.

•              The issuer has access to at least two additional channels of borrowing.

•              Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

•              Typically, the issuer’s industry is well established and the issuer has a strong position within its industry.

•              The reliability and quality of management are unquestioned.

International Long-Term Credit Ratings

Fitch, Inc.

The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade

AAA

Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50% - 90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

International Short-Term Credit Ratings

Fitch, Inc.

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:  “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC”, or to Short-term ratings other than “F1”.

“NR” indicates that Fitch Ratings does not rate the issuer or issue in question.

“Withdrawn”:  A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Overlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

PART C

OTHER INFORMATION

Item 23.	Exhibits

	a.(i)	Articles of Incorporation (incorporated by reference to Initial Registration Statement filed on February 2, 1998)

	a.(ii)	Articles Supplementary, dated August 20, 2002 (incorporated by reference to Post-Effective Amendment #16 filed on August 29, 2002)

	a.(iii)	Articles Supplementary, dated September 9, 2002 (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003)

	a.(iv)	Articles Supplementary, dated January 7, 2003 (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003)

	a.(v)	Articles Supplementary, dated June 10, 2003 (incorporated by reference to Post-Effective Amendment #25 filed on August 12, 2003)

	a.(vi)	Articles of Amendment, dated October 1, 2003 (incorporated by reference to Post-Effective Amendment #28 filed on October 24, 2003)

	a.(vii)	Articles Supplementary, dated August 19, 2004 (incorporated by reference to Post-Effective Amendment #39 filed on February 17, 2005)

	a.(viii)	Articles Supplementary dated November 8, 2006 (incorporated by reference to Post-Effective Amendment #43 filed on November 17, 2006)

	a.(vix)	Articles Supplementary, dated _______ (to be filed by amendment)

	b.	By-Laws (incorporated by reference to Post-Effective Amendment #25 filed on August 12, 2003)

	c.	Not Applicable

d.(i)

Amended and Restated Investment Management Agreement (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund)

d.(ii)

First Amendment to Amended and Restated Investment Management Agreement (Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund) (incorporated by reference to Post Effective Amendment #42 filed on April 26, 2006)

d.(iii)

Second Amendment to Amended and Restated Investment Management Agreement (Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Small Company HLS Fund,

Hartford Stock HLS Fund) (incorporated by reference to Post Effective Amendment #54 filed on April 30, 2007)

d.(iv)

Amended and Restated Investment Advisory Agreement (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford Bond HLS Fund, Hartford Index HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund)

d.(v)

Amended and Restated Investment Management Agreement (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, Hartford Value HLS Fund)

d.(vi)

First Amendment to Amended and Restated Investment Management Agreement (Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, Hartford Value HLS Fund) (incorporated by reference to Post-Effective Amendment #31 filed on February 12, 2004)

d.(vii)

Second Amendment to Amended and Restated Investment Management Agreement (Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, Hartford Value HLS Fund) (incorporated by reference to Post-Effective Amendment #54 filed on April 30, 2007)

d.(viii)

Third Amendment to Amended and Restated Investment Management Agreement (Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, Hartford Value HLS Fund) (Hartford Global Equity HLS Fund) (to be filed by amendment)

d.(ix)

Amended and Restated Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund)

d.(x)

Amended and Restated Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income

HLS Fund, Hartford Growth HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, Hartford Value HLS Fund)

d.(xi)	First Amendment to Amended and Restated Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #31 filed on February 12, 2004)

d.(xii)

Second Amendment to Amended and Restated Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #31 filed on February 12, 2004)

d.(xiii)	Third Amendment to Amended and Restated Investment Sub-Advisory Agreement with Wellington Management Company, LLP (Hartford Global Equity HLS Fund) (to be filed by amendment)

d.(xiv)

First Amendment to Amended and Restated Investment Sub-Advisory Agreement with Wellington Management Company, LLP dated August 28, 2002 (re: Hartford Capital Appreciation HLS Fund and Hartford Small Company HLS Fund) (incorporated by reference to Post Effective Amendment # 47 filed on February 14, 2007).

d.(xv)

Amended and Restated Investment Services Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford High Yield HLS Fund)

d.(xvi)

Amendment Number 1 to Investment Services Agreement with Hartford Investment Management Company (Small Company HLS Fund) (incorporated by reference to Post-Effective Amendment #43 filed on November 17, 2006)

d.(xvii)

Amended and Restated Investment Services Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003) (Hartford Bond HLS Fund, Hartford Index HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund)

e.(i)	Amended and Restated Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003)

e.(ii)	First Amendment to Amended and Restated Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment #31 filed on February 12, 2004)

e.(iii)	Second Amendment to Amended and Restated Principal Underwriting Agreement (to be filed by amendment)

f.	Not Applicable

g.(i)	Master Custodian Contract (incorporated by reference to Post Effective Amendment #54 filed on April 30, 2007).

h.(i)	Amended and Restated Share Purchase Agreement – Hartford Life Insurance Company (incorporated by reference to Post-Effective Amendment #20 filed on April 30, 2003)

h.(ii)	Amended and Restated Share Purchase Agreement – Hartford Life and Annuity Insurance Company (incorporated by reference to Post-Effective Amendment #20 filed on April 30, 2003)

h.(iii)	Share Purchase Agreement – First Fortis Life Insurance Company (incorporated by reference to Post-Effective Amendment #25 filed on August 12, 2003)

h.(iv)	Share Purchase Agreement – Fortis Benefits Insurance Company (incorporated by reference to Post-Effective Amendment #25 filed on August 12, 2003)

h.(v)	Amended and Restated Administrative Services Agreement (incorporated by reference to Post-Effective Amendment #18 filed on February 11, 2003)

h.(vi)	First Amendment to Amended and Restated Administrative Services Agreement (incorporated by reference to Post-Effective Amendment #31 filed on February 12, 2004)

h.(vii)	Second Amendment to Amended and Restated Administrative Services Agreement (to be filed by amendment)

h.(viii)

Transfer Agency and Service Agreement between Hartford Series Fund, Inc. and Hartford Investors Services Company LLC dated March 1, 2003 (incorporated by reference to Post-Effective Amendment #20 filed on April 30, 2003)

h.(ix)

First Amendment to Transfer Agency and Service Agreement between Hartford Series Fund, Inc. and Hartford Investors Services Company LLC dated March 1, 2003 (incorporated by reference to Post-Effective Amendment #31 filed on February 12, 2004)

h.(x)	Second Amendment to Transfer Agency and Service Agreement between Hartford Series Fund, Inc. and Hartford Investors Services Company LLC dated March 1, 2003 (to be filed by amendment)

h.(xi)	Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment #42 filed on April 26, 2006)

h.(xii)	Amendment Number 1 to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment #42 filed on April 26, 2006)

h.(xiii)	Second Amendment to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment #42 filed on April 26, 2006)

h.(xiv)	Third Amendment to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment #42 filed on April 26, 2006)

h.(xv)	Fourth Amendment to Fund Accounting Agreement (to be filed by amendment)

i.	Opinion and Consent of Counsel (to be filed by amendment)

j.	Consent of Independent Registered Public Accounting Firm (to be filed by amendment)

k.	Not Applicable

l.	Not Applicable

m.	Amended and Restated Rule 12b-1 Distribution Plan (to be filed by amendment)

n.	Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3 (to be filed by amendment)

o.	Not Applicable

p.(i)	Code of Ethics of HL Investment Advisors, LLC (filed herein)

	p.(ii)	Code of Ethics of Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment #47 filed on February 14, 2007)

	p.(iii)	Code of Ethics of Hartford Securities Distribution Company, Inc. (filed herein)

	p.(iv)	Code of Ethics of Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #41 filed on February 14, 2006)

	q.(i)	Power of Attorney dated February 7, 2007 (incorporated by reference to Post-Effective Amendment #47 filed on February 14, 2007)

Item 24.	Persons Controlled by or Under Common Control with Registrant

As of October 31, 2007, any persons directly or indirectly under common control with Hartford Series Fund, Inc. are affiliates of, and are controlled by, The Hartford Financial Services Group, Inc., a Maryland corporation. Information about all such persons is incorporated herein by reference to the Form 10-K of The Hartford Financial Services Group, Inc. filed on February 23, 2007.

Item 25.	Indemnification

The relevant portion of Article V of the Articles of Incorporation provides:

(f) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland and the federal securities laws now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Bylaws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

(g) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser

HL Investment Advisors, LLC serves as investment adviser to each of the investment companies included in this Registration Statement.

Name	Position with HL Investment Advisors, LLC	Other Business
John C. Walters	President, CEO and Manager

Executive Vice President of The Hartford Financial Services Group, Inc. (1) (“The Hartford”); President and Director of US Wealth Management at Hartford Life, Inc.(2) (“HL, Inc.”); and Co-Chief Executive Officer, Co-President and Director of Hartford Life Insurance Company(3) (“HLIC”)

Colleen B. Pernerewski	Chief Compliance Officer	Assistant Vice President of The Hartford; Chief Compliance Officer of Separate Accounts of HLIC
John N. Giamalis	Senior Vice President and Treasurer	Senior Vice President and Treasurer of HL Inc., The Hartford, HLIC, and Treasurer of Hartford Investment Management Company (4) (“Hartford Investment Management”)
Robert Arena	Senior Vice President and Manager	Senior Vice President of HLIC
Stephen T. Joyce	Senior Vice President	Director and Senior Vice President of HLIC
Kenneth A. McCullum	Senior Vice President	Senior Vice President and Actuary of HLIC
Vernon J. Meyer	Senior Vice President	Senior Vice President of HLIC
D. Keith Sloan	Senior Vice President	Senior Vice President of HLIC
Diana Benken	Controller	Assistant Vice President of HLIC
Thomas D. Jones	Vice President	Vice President of The Hartford and HLIC
Edward P. Macdonald	Vice President, Chief Legal Officer and Secretary	Assistant Vice President of The Hartford and HLIC
Michael A. Mecca	Vice President	Senior Vice President of Hartford Investment Management
Todd G. Picken	Assistant Vice President and Assistant Treasurer	Assistant Treasurer and Assistant Vice President of HLIC, HL Inc.; Assistant Treasurer and Vice President of The Hartford; and Assistant Treasurer of Hartford Investment Management
Catherine Marshall	Assistant Vice President	Assistant Vice President of HLIC
Elizabeth L. Schroeder	Assistant Vice President	Assistant Vice President of HLIC
Alice Pellegrino	Assistant Vice President	Assistant Vice President of HLIC

(1)	The principal business address for The Hartford is Hartford Plaza, Hartford, CT 06115.
(2)	The principal business address for HL, Inc. is 200 Hopmeadow Street, Simsbury, CT 06089.
(3)	The principal business address for HLIC is 200 Hopmeadow Street, Simsbury, CT 06089.
(4)	The principal business address for Hartford Investment Management is 55 Farmington Avenue, Hartford, CT 06105

Item 27.	Principal Underwriters

Hartford Securities Distribution Company, Inc. (“HSD”) is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. HSD is the principal underwriter for the following registered investment companies:

Hartford Series Fund, Inc.

Hartford HLS Series Fund II, Inc.

Hartford Life Insurance Company

Separate Account One
Separate Account Two
Separate Account Two (DC Variable Account I)
Separate Account Two (DC Variable Account II)
Separate Account Two (QP Variable Account)
Separate Account Two (Variable Account “A”)
Separate Account Two (NQ Variable Account)
Separate Account Ten
Separate Account Three
Separate Account Five
Separate Account Seven
Separate Account Eleven

	Hartford Life and Annuity Insurance Company	Separate Account One Separate Account Ten Separate Account Three Separate Account Five Separate Account Six Separate Account Seven

	Hart Life Insurance Company	Separate Account One Separate Account Two

	American Maturity Life Insurance Company	Separate Account AMLVA Separate Account One

	Servus Life Insurance Company	Separate Account One Separate Account Two

The Directors and principal officers of HSD and their position with the Registrant are as follows:

Name and Principal Business Address*	Positions and Offices with Underwriter	Position and Offices with Registrant
John C. Walters	Chief Executive Officer, Director and President	President
Brian Murphy	Director	None
Diana Benken	Chief Financial Officer Contoller/FINOP	None
William D. Wilcox	AML Compliance Officer Chief Legal Officer Secretary	None
Robert Arena	Director and Senior Vice President/Business Line Principal	Vice President
James Davey	Senior Vice President/Business Line Principal	None
Peter Delehanty	Senior Vice President/IIP Marketing	None
John N. Giamalis**	Treasurer	None
Stephen T. Joyce	Senior Vice President/Business Line Principal	None
Kenneth A. McCullum	Senior Vice President	None
Vernon Meyer	Senior Vice President	Vice President
D. Keith Sloan	Senior Vice President	None
Stuart M. Carlisle	Vice President	None
Kevin J. Kirk***	Vice President	None
Peter J. Michalik	Vice President/Operations	None
Jamie Ohl	Vice President/Distribution	None
Scott R. Sanderson	Vice President/Marketing	None
Martin A. Swanson	Vice President /Marketing	None
Diane E. Tatelman	Vice President	None
Todd G. Picken**	Assistant Treasurer	None
Scott Bredikis	Assistant Vice President	None
Richard E. Cady	Assistant Vice President	None
Susan M. Hess	Assistant Vice President	None
Alice Longworth	Assistant Vice President	None
Elizabeth Schroeder	Assistant Vice President	None
Jeffrey T. Coghan	Assistant Vice President	None
Dawn M. Cormier	Assistant Vice President	None
Sarah J. Harding	Assistant Secretary	None
Glen J. Kvadus	Assistant Secretary	None
Patricia A. Lavoie	Assistant Secretary	None
Melinda L. Robidoux	Privacy Officer	None

*	Unless otherwise indicated, principal business address is 200 Hopmeadow Street, Simsbury, CT 06089.
**	Principal business address is Hartford Plaza, Hartford, CT 06115.
***	Principal business address is 50 Glenlake Parkway, Atlanta, GA 30328

Item 28.	Location of Accounts and Records

Books or other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by the

Registrant’s custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 and the Registrant’s transfer agent, Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089. Registrant’s financial ledgers and other corporate records are maintained at its offices at the Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, CT 06089.

Item 29.	Management Services

Not Applicable

Item 30.	Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 15th day of November, 2007.

HARTFORD SERIES FUND, INC.

By:
John C. Walters
Its: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

	Controller & Treasurer	November 15, 2007
Tamara L. Fagely	(Chief Accounting Officer &
Chief Financial Officer)

*	Director	November 15, 2007
Lynn S. Birdsong

*	Chairman of the Board	November 15, 2007
Robert M. Gavin, Jr.	and Director

*	Director	November 15, 2007
Duane E. Hill

*	Director	November 15, 2007
Sandra S. Jaffee

*	Director	November 15, 2007
William P. Johnston

*	Director	November 15, 2007
Lemma W. Senbet

*	Director	November 15, 2007
Thomas M. Marra

*	Director	November 15, 2007
Phillip O. Peterson

*	Director	November 15, 2007
Lowndes A. Smith

*	Director	November 15, 2007
David M. Znamierowski

* By Edward P. Macdonald Attorney-in-fact		November 15, 2007

* Pursuant to Power of Attorney dated February 7, 2007

EXHIBIT INDEX

Exhibit No.

p.(i)	Code of Ethics of HL Investment Advisors, LLC
p.(iii)	Code of Ethics of Hartford Securities Distribution Company, Inc.